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                                                                    EXHIBIT 10.5

                              SANDERSON FARMS, INC.
                                       AND
                                   AFFILIATES
                          EMPLOYEE STOCK OWNERSHIP PLAN

                (AMENDED AND RESTATED EFFECTIVE NOVEMBER 1,1997)

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                                TABLE OF CONTENTS

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                                    ARTICLE 1
                                     PURPOSE

                                    ARTICLE 2
                                   DEFINITIONS

                                    ARTICLE 3
              NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITIES

Section 3.1   Named Fiduciaries.............................................................   11

Section 3.2   Allocation of Responsibilities, Powers and Duties Among Named Fiduciaries.....   11

Section 3.3   No Joint Fiduciary Responsibility.............................................   12

Section 3.4   Delegation of Responsibility and Employment of Advisors.......................   12

Section 3.5   Establishment of Funding Procedures...........................................   12

Section 3.6   Payment of Expenses...........................................................   13

Section 3.7   Indemnification for Liability.................................................   13

                                    ARTICLE 4
                          ELIGIBILITY AND PARTICIPATION

Section 4.1   Eligible Employee.............................................................   14

Section 4.2   Participation.................................................................   14

Section 4.3   Notification of Participation.................................................   14

                                    ARTICLE 5
                                  CONTRIBUTIONS

Section 5.1   By Employers..................................................................   15

Section 5.2   Amount of Contribution........................................................   15

Section 5.3   Time and Method of Contribution...............................................   15

Section 5.4   Limitation on Allocations and Contributions...................................   15

                                    ARTICLE 6
                 ACCOUNTS ALLOCATION OF BENEFITS AND ACCOUNTING

Section 6.1   Membership of Participants....................................................   18

Section 6.2   Participants' Accounts........................................................   18

Section 6.3   Allocation of Contributions...................................................   18

Section 6.4   Investment of Cash............................................................   18

Section 6.5   Income, Losses and Expenses...................................................   18

Section 6.6   Voting of Shares..............................................................   19

Section 6.7   General Accounts..............................................................   19

Section 6.8   Annual Statements.................. ..........................................   21

                                    ARTICLE 7
                                 THE TRUST FUND

Section 7.1   Investments...................................................................   22
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Section 7.2   Stock Dividends, Splits, Options..............................................   22

                                    ARTICLE 8
                                     VESTING

Section 8.1   General.......................................................................   23

Section 8.2   Retirement, Death and Disability..............................................   24

Section 8.3   Termination of Service for Other Reasons......................................   24

Section 8.4   Termination of or Discontinuance of Contributions to Plan.....................   24

Section 8.5   Increase in Vesting...........................................................   24
                                    ARTICLE 9
                                  DISTRIBUTIONS

Section 9.1   Retirement....................................................................   25

Section 9.2   Disability....................................................................   25

Section 9.3   Death.........................................................................   25

Section 9.4   Other Termination of Employment...............................................   26

Section 9.5   Method and Time of Distribution...............................................   27

Section 9.6   Rollover Treatment............................................................   32

Section 9.7   Effect of Rehiring............................................................   33

Section 9.8   Hardship Distributions........................................................   34

Section 9.9   Early Distributions Due to Normal Retirement, Death or Disability.............   34

Section 9.10  Missing Persons...............................................................   34

Section 9.11  Diversification of Investments.................................................. 35

Section 9.12  Cancellations of Accounts.....................................................   36

Section 9.13  No Benefit Reduction due to Plan Amendment....................................   36

Section 9.14  In-Service Distributions......................................................   36

                                   ARTICLE 10
                                    VALUATION

Section 10.1  Valuation of Qualifying Employers' Securities.................................   39

                                   ARTICLE 11
                      SPECIAL PROVISIONS RELATING TO LOANS

                                   ARTICLE 12
                           CLAIMS PROCEDURE AND REVIEW

Section 12.1  Claims for Benefits...........................................................   45

Section 12.2  Review of Claims..............................................................   45

Section 12.3  Miscellaneous.................................................................   45

                                   ARTICLE 13
                             TRUST FUND AND TRUSTEES

                                   ARTICLE 14
                            ADMINISTRATIVE COMMITTEE

Section 14.1  Appointment of Committee......................................................   48

Section 14.2  Powers of Administrative Committee............................................   48

Section 14.3  Organization and Operation of Administrative Committee........................   48
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Section 14.4  Expenses of Administrative Committee..........................................   48

Section 14.5  Indemnity.....................................................................   49

                                   ARTICLE 15
                              DOMESTIC AFFILIATE(S)

Section 15.1  Joinder of Plan...............................................................   50

                                   ARTICLE 16
                        MODIFICATIONS FOR TOP HEAVY PLANS

Section 16.1  Application of Article........................................................   51

Section 16.2  Definitions...................................................................   51

Section 16.3  Amounts Included for Computation Purposes.....................................   52

Section 16.4  Accelerated Vesting...........................................................   52

Section 16.5  Minimum Contributions.........................................................   52

                                   ARTICLE 17
            AMENDMENT; MERGER, CONSOLIDATION OR TRANSFER OF ASSETS;
                         TERMINATION OR DISCONTINUANCE

Section 17.1  Amendment.....................................................................   54

Section 17.2  Merger, Consolidation, or Transfer of Assets..................................   54

Section 17.3  Termination; Discontinuance of Contributions..................................   54

Section 17.4  Duration of Trust.............................................................   55

                                   ARTICLE 18
                                  MISCELLANEOUS

Section 18.1  Nonalienation of Benefits........ ............................................   56

Section 18.2  Domestic Relations Orders.....................................................   56

Section 18.3  Authorization to Withhold Taxes...............................................   58

Section 18.4  Delegation of Authority by Employers..........................................   58

Section 18.5  Number and Gender.............................................................   58

Section 18.6  Legal Actions.................................................................   58

Section 18.7  Delays in Distribution........................................................   58

Section 18.8  Plan Document Location........................................................   59

Section 18.9  Plan Terms Control............................................................   59

Section 18.10 Severability..................................................................   59

Section 18.11 Governing Law.................................................................   59

Section 18.12 Multiple Execution............................................................   59

                                   ARTICLE 19
                      CONCERNING QUALIFIED MILITARY SERVICE
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                              SANDERSON FARMS, INC.
                                       AND
                                   AFFILIATES
                          EMPLOYEE STOCK OWNERSHIP PLAN

      This Plan is adopted as of the 22nd day of October, 2002, effective November 1, 1997, unless otherwise specified in certain Plan sections, by Sanderson Farms, Inc. and its affiliates, Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division), each a corporation duly organized under the laws of the State of Mississippi and having their principal places of business in Laurel, Mississippi ("Employers").

                                   WITNESSETH:

      WHEREAS, Sanderson Farms, Inc. and its affiliates desire to promote in their Employees a stronger interest in the successful operation of their businesses, greater loyalty to the Employers and increased efficiency in their work by providing for the Employees' greater financial security; and

      WHEREAS, Employers desire to recognize the contributions made to the successful operation of their businesses by their Employees and to reward such contributions for those Employees who shall qualify as Participants hereunder and for the beneficiaries designated by such Participants;

      WHEREAS, Employers desire to encourage stock ownership by Participants and thereby to promote an increased attachment to and participation in the Employers' success;

      WHEREAS, this Plan and its related Trust constitute a conversion of the qualified Profit Sharing Retirement Plan and Trust ("Profit Sharing Plan"), adopted by Sanderson Farms, Inc. and Sanderson Farms, Inc. (Processing Division) on June 21, 1972, effective January 1, 1972, and amended on August 10, 1972, effective January 1, 1972, into a qualifying Employee Stock Ownership Plan for the Employers;

      WHEREAS, the Employers completely amended, restated and continued the Plan without a break or lapse in coverage, time or effect which would have caused any Participant to become fully vested or entitled to distribution, in order to (a) effect numerous technical changes for the benefit of Eligible Employees, Participants and beneficiaries and (b) to ensure the Plan's qualification under the applicable provisions of the Internal Revenue Code of 1986, as amended ("IRC") and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), such amendment, restatement and continuation being adopted by the Boards of Directors of the Employers on February 24,1994, effective November 1,1989;

      WHEREAS, this Plan and its related Trust constitute a merger or consolidation of the General Employees' Profit Sharing - Retirement Plan and Trust of Sanderson Farms, Inc. and Affiliates, adopted by the Boards of Directors of the Employers on April 23, 1976, executed by

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the Employers on June 17, 1976, effective January 1, 1976, restated on July 23,
1985, effective November 1, 1984, and restated on February 24, 1994, effective November 1, 1989, into this Plan and its related Trust, such merger or consolidation being adopted by the Boards of Directors of the Employers on April 28, 1994, effective November 1, 1993;

      WHEREAS, such merger or consolidation constituted a "merger" or "consolidation" as defined by IRC Section 414(1) and Treasury Regulation Section 1.414(1)-1(b)(2);

      WHEREAS, such merger or consolidation satisfied and/or shall satisfy the requirements of IRC Section 414(1) and accompanying regulations in that: a) the sum of the account balances in each plan prior to the merger equals or shall equal the fair market value of the assets of the resulting merged single plan;
b) the assets of each plan are or will be combined to form the assets of the resulting merged single plan; and c) immediately after the merger, each participant in the resulting merged single plan has or will have an account balance equal to the sum of the account balances the participant had in both plans immediately prior to the merger;

      WHEREAS, the Employers desire to further amend and restate the Plan,-effective as of November 1,1997, to comply with certain changes in federal law.

      NOW THEREFORE, the Employers adopt the Plan effective as of November 1,1997, as follows, subject to the following provisos:

            (1)The amendments to the Plan provided for hereinabove shall not have the effect of eliminating or reducing any early retirement benefit or retirement type subsidy (as defined in regulations promulgated by the Secretary of the Treasury) or eliminating an optional form of benefit.

            (2)Unless specified otherwise herein, such amendment and restatement shall not apply to a Participant who is not credited with at least one Hour of Service on or after November 1, 1997.

                                       2

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                                    ARTICLE 1

                                     PURPOSE

Section 1.1 The principal purpose of this Plan is to recognize the contributions made to the successful operation of the Employers by their Employees and to reward such contributions for those Employees who qualify as Participants hereunder and for the beneficiaries designated by such Participants. Another purpose of the Plan is to encourage stock ownership by Participants, and thereby to promote an increased attachment to and participation in the Employers' success. To this end, the Plan shall whenever possible and prudent acquire and invest primarily in Qualifying Employers' Securities, as hereinafter defined.

Section 1.2 The Employers shall make contributions pursuant to the requirements of Section 5.2 of the Plan and may also bear expenses of the administration of the Plan. In connection with the adoption of this Plan, the Employers shall enter into a Trust Agreement with one or more individual fiduciaries or a corporate fiduciary, or a combination of both, hereinafter referred to as the "Trustees" and all contributions made hereunder shall be paid to the order of the Trustees.

Section 1.3 This Plan is established for the exclusive benefit of the Participants and their beneficiaries. This Plan is to be interpreted in a manner consistent with this intent and with the intention that it be recognized as a qualifying plan under IRC Section 401 (a). In no event shall any part of the principal or income of the Trust Fund or any of the contributions made by the Employers to the Trustees be paid to or revested in the Employers or be used for any purpose whatsoever other than the exclusive benefit of the Employees and their beneficiaries. Nothing herein shall prevent the Trustees, however, from purchasing Qualifying Employers' Securities from the Employers where it is prudent to do so, or from paying fees, taxes and other expenses incurred in the administration of the Plan, where such expenses are not borne or paid by the Employers.

Section 1.4 Except as otherwise provided by law and as provided herein, the adoption of this Plan shall not be construed as giving any Employee or any other person any legal or equitable right against the Employers, or any officer or Employee thereof, the Administrative Committee established in connection herewith, the Trustees or the principal and income of the Trust Fund or any equity or interest in the assets, business or affairs of the Employers, unless such right, equity or interest is specifically provided for in this Plan, nor shall it be construed as giving any Employee the right to be retained in the service of the Employers.

Section 1.5 The Plan is designed and intended to qualify under IRC Section 401(a) so that (i) the Employers' contributions are currently deductible; (ii) all income of the Trust is exempt from tax; and (iii) Participants and their beneficiaries will not be taxed on their interest in the Plan until they have received distribution of Plan benefits, and all of the provisions of this Plan and its related Trust shall be interpreted in a way to give effect to this intent. Notwithstanding any other provision of the Plan, the Boards of Directors reserve the right:

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            (a) At any time to amend the Plan retroactively to its effective date in any way necessary to obtain an initial determination letter from the Internal Revenue Service that the Plan qualifies under IRC Section 401(a).

            (b) To revoke the Plan and Trust if the Internal Revenue service refuses to issue an initial favorable determination letter or issues an unfavorable one and to reinstate the former Profit Sharing - Retirement Plan and Trust for continuation or subsequent termination or merger thereof with a comparable plan.

                                       4

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                                    ARTICLE 2

                                   DEFINITIONS

      The following terms have the meanings herein which are specified below unless the context otherwise requires:

Section 2.1 "Administrative Committee" means the Administrative Committee appointed by the Employers as provided in Section 14.1. The persons constituting the Administrative Committee are herein referred to as "Administrative Committee Members."

Section 2.2 "Allocation Date" means the last day of a Plan Year.

Section 2.3 "Annual Additions" means the sum of the following amounts credited to a Participant's account for the Limitation Year:

            (a) Employer contributions;

            (b) forfeitures; and

            (c) the lesser of (i) one-half (1/2) of the nondeductible employee contributions or (ii) the nondeductible employee contributions in excess of six percent (6%) of the Participant's Section 415 Compensation for the Limitation Year. For this purpose, any Excess Amount applied under subsections (d) or (h) in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

      Allocations to Participants' accounts of assets withdrawn from the unallocated stock account when securities are released from encumbrance pertaining to exempt loan transactions shall be included in the limitations prescribed in the preceding paragraph of this subsection. For purposes of applying the limitations of IRC Section 415, to such allocations, contributions used by the Plan to pay the exempt loan are treated as Annual Additions to Participants' accounts.

Section 2.4 "Annual Compensation" shall mean for a Participant during a Plan Year "compensation," as defined in Section 1.415-2(d)(ll)(2) of the Income Tax Regulations, increased by any amounts that are not currently includable in the Participant's gross income by reason of IRC Sections 125, 132(f), 402(a)(8), 402(h)(1)(B) or 403(b). No Participant shall be deemed to have Annual Compensation for a Plan Year in an amount in excess of $150,000 as adjusted in accordance with the provisions of IRC Sections 401(a)(17). In the case of a Participant who becomes such on a day other than the first day of the Plan Year, Compensation shall not include amounts paid prior to the date he becomes a Participant.

Section 2.5 "Boards" means the Boards of Directors of the Employers.

Section 2.6 "Break-in-Service" for purposes of determining eligibility for participation means an eligibility computation period during which the Employee fails to complete more than 500 Hours of Service with the Employers.

Section 2.7 "Casual Laborer" means each Employee who is classified as a "casual laborer" under the normal payroll practices of the Employers.

Section 2.8 "Compensation" of any Participant means all taxable remuneration received, except performance incentive awards, from the Employers in the whole or part of a Plan Year in which the Employee participates in the Plan and as further defined in Subparagraph 5.4(i)(6) of the Plan. Compensation of any Participant shall not include any part of the Employers' contributions to the Trust Fund hereunder, or to any other employee pension benefit plan or employee welfare benefit plan or trust in connection therewith, now or hereafter adopted or any amounts in respect of any options to purchase stock granted Employees. No Participant shall be deemed to have Compensation for a Plan Year in excess of $150,000 as adjusted in accordance with the provisions of IRC Section 401(a)(17).

Section 2.9 "Effective Date" shall be November 1, 1997, except as otherwise provided in certain Plan sections.

Section 2.10 "Eligible Employee" means each Employee eligible to become a Participant in the Plan as described in ARTICLE 4 hereof.

Section 2.11 "Employee" means each person who is employed by the Employers.

Section 2.12 "Employee Contributions" means contributions made voluntarily to the Plan by Participants in the Plan. This Plan does not permit Employee Contributions.

Section 2.13 "Employers" means Sanderson Farms, Inc., Sanderson Farms, Inc. (Production Division), Sanderson Farms, Inc. (Processing Division) and Sanderson Farms, Inc. (Foods Division), all of which are Mississippi corporations. All employees of all corporations which are members of a controlled group of corporations (as defined in IRC Section 414(b)) and all employees of all trades or businesses (whether or not incorporated) which are under common control (as defined in IRC Section 414(c)) shall be treated as employed by one single employer.

Section 2.14 "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

Section 2.15 "Family and Medical Leave Absences." In the case of an Employee who is absent from work for reasons authorized by The Family and Medical Leave Act of 1993 or other statutory leave, the provisions of Section 2.17 of the Plan shall apply.

Section 2.16 "Highly Compensated Employee" means an Employee who:

      (a) during the current Plan Year of the preceding Plan Year, owned (or was considered as owning) more than five percent (5%) of the outstanding stock of an Employer or Related Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of an Employer or Related Employer, or

      (b) during the preceding Plan Year, received Annual Compensation from the Employer and Related Employer in excess of $80,000 multiplied by the Adjustment Factor.

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For purposes of this Section 2.16, the following rules shall apply:

      (c) For purposes of applying IRC Section 318 to paragraph (b) above, IRC
Section 318(a)(2) shall be applied by substituting "5 percent" for "50 percent."

      (d)The term "Highly Compensated Employee" also includes, for a Plan Year, a former Employee who had a Separation Year prior to the Plan Year and who met the requirements of paragraphs (a) through (c) above for either such Separation Year or any Plan Year ending on or after his 55th birthday. For purposes of this paragraph, an individual who is, or has previously been, an Employee and who performs no services for an Employer during a Plan Year shall be treated as a former Employee (including, for example, an Employee who performed no services for an Employer during a Plan Year by reason of an Authorized Leave of Absence). A former Employee who is treated as a Highly Compensated Employee for a Plan Year shall not be taken into account in determining the group consisting of the top twenty percent (20%) of all Employees when ranked on the basis of Annual Compensation for the Plan Year for purposes of paragraph (b) above.

Section 2.17 "Hour of Service" means

      (a) an Hour of Service is each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employers during the applicable computation period;

      (b) an Hour of service is each hour for which an Employee is paid, or entitled to payment, by the Employers on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding sentence, no more than 501 Hours of Service are required to be credited under this paragraph to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period).

      (c) An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employers. The same Hours of Service shall not be credited both under paragraph (a) or paragraph
(b), as the case may be, and under this paragraph (c).

      (d) Labor Regulations Section 2530.200b-2(b) and (c) are incorporated by reference.

      (e) Hours of Service will be credited for employment with any of the Employers.

      (f) Solely for purposes of determining whether an individual has incurred a Break in Service each hour of such individual's customary work period during an absence that begins after December 31, 1984, and that is due to

            (1) pregnancy of the individual;

            (2) birth of a child of the individual;

            (3) placement of a child in connection with the adoption of a child in connection with the adoption of the child by the individual; or

            (4) caring for the child during the period of birth or placement for adoption shall be considered an Hour of Service.

Notwithstanding the foregoing provisions:

                  (A) Hours of Service described in this paragraph (f) shall be credited to the Plan Year in which the absence begins if necessary to prevent a Break in Service in that Plan Year, otherwise all such Hours of Service to be credited pursuant to this paragraph (f) shall be credited to the next following Plan Year to the extent, if any, necessary to assure that the individual will not suffer a Break in Service in such following Plan Year;

                  (B) the Administrative Committee shall have the right as a condition precedent to providing credit under this paragraph to require the individual to certify, on such written form as may be provided by the Administrative Committee, that the absence was for a reason permitted under this paragraph (f), to require the individual to supply information relating to the number of normal work days for which there was an absence under this paragraph (f), and to verify the correctness of such certification by any reasonable means; and

                  (C) the total number of Hours of Service required to credited under this paragraph (f) shall not exceed 501 Hours of Service.

Section 2.18 "Limitation Year" means the twelve (12) month period ending October 31 of each year. All qualified plans maintained by the Employers must use the same Limitation Year. If the Limitation Year is amended to a different twelve
(12) consecutive month period, then the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

Section 2.19 "Maximum Permissible Amount" means, notwithstanding anything contained herein to the contrary, the total amount of the annual additions credited to a Participant's Account and any account or accounts under a related plan or plans for a Limitation Year shall not exceed the lesser of (i) or (ii) below prior to January 1, 2002, or (iii) or (iv) below beginning January 1,2002, where

      (i) Is 25% of such Participant's Section 415 Compensation for the Limitation Year;

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      (ii)  Is $30,000 as adjusted as provided in IRC Section 415(d); and

      (iii) Is 100% of the Participant's Section 415 Compensation, within the meaning of IRC Section 415(c)(3) for the Limitation Year; or

      (iv) Is $40,000, as adjusted for increases in the cost-of-living under IRC Section 415(d).

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, then the Maximum Permissible Amount will not exceed the applicable dollar amount above multiplied by the following fraction:

                  Number of months in the short Limitation Year
                                       12

Section 2.20 "Normal Retirement Date" of a Participant shall be the date that such Participant attains his 65th birthday. However, the Participant may elect to postpone such retirement date and continue his participation in this Plan and the Trust until he retires from employment with the Employers. Notwithstanding any provision to the contrary, a Participant shall be 100% vested in his normal retirement benefit at age sixty-five (65).

Section 2.21 "Participant" means each Eligible Employee who has accepted the Plan in the manner provided in ARTICLE 4 hereof. A Participant may cease to be a Participant upon certain events herein described.

Section 2.22 "Plan" means the Employee Stock Ownership Plan of the Employers as herein set forth and as the same may be amended from time to time. This Plan is designated and may be referred to as the "Sanderson Farms, Inc. and Affiliates Employee Stock Ownership Plan." The Employee Stock Ownership Plan herein further means a defined contribution plan:

      (a)Which is a stock bonus plan qualified under IRC Section 401(a) and ERISA and designed to invest primarily in Qualifying Employers' Securities; and

      (b)Which meets such other requirements as the Secretary of the Treasury may prescribe by regulation.

Section 2.23 "Plan Year" or "Fiscal Year of the Plan" means the year ending October 31.

Section 2.24 "Qualifying or Qualified Employers' Security or Securities" means any share of capital stock now or hereafter issued by any of the Employers and as further defined by Section 409(1) of the IRC and/or ERISA and regulations issued by the Secretary of the Treasury and/or Labor pertaining thereto or by any amendments thereof.

Section 2.25 "Section 415 Compensation" means:

      (a) Section 3401(a) wages. Section 415 Compensation is defined as wages within the meaning of IRC Section 3401 (a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in IRC Section 3401 (a)(2)) and without regard to incentive awards.

      (b) Section 415 Compensation shall include only that compensation which is actually paid to the Participant during the Determination Period. Except as provided elsewhere in this Plan, the "Determination Period" means the Plan Year.

      (c) For Plan Years beginning after December 31, 1993, the annual compensation of each Participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $150,000, as adjusted by the Secretary in accordance with IRC Section 401(a)(17).

Section 2.26 "Trust Agreement" means the Employee Stock Ownership Plan Trust Agreement, effective November 1, 1993, between the Trustees named therein and the Employers, made and entered into for the establishment of a trust to receive all contributions which may be made to the order of the Trustees under the Plan, and any and-all-amendments of the Trust Agreement.

Section 2.27 "Trustee" or "Trustees" mean the Trustees named under the Trust Agreement and their duly appointed successors.

Section 2.28 "Trust Fund" means the Trust Fund of the original Profit Sharing Plan heretofore created by the Employers, all contributions from time to time received from the Employers in cash or other property, the Trust Fund of the General Employees' Profit Sharing - Retirement Trust subsequent to merger and any and all securities and other qualifying property purchased or otherwise acquired out of such funds, together with the income therefrom less any and all distributions made therefrom and any and all losses, expenses and other amounts chargeable thereto.

Section 2.29 "Year of Service" for purposes of determining eligibility for participation means employment by the Employers for at least 1,000 Hours of Service in a year (a period of twelve (12) consecutive calendar months). The computation of the twelve (12) month period is to be made with reference to the date of commencement of employment, except that the computation shall be made with reference to the first day of any Plan Year in the case of an Employee who does not complete 1,000 Hours of Service during the first twelve (12) months of his employment. "Year of Service" for purposes of determining vesting means a Plan Year during which an Employee has completed 1,000 Hours of Service. In any vesting computation period overlapping a Participant's first year of employment, credit shall be given for a Year of Service for vesting purposes if, for participation purposes, such Participant completes a Year of Service based on his employment year. Service of any Employee who is a leased Employee to any Employer aggregated under IRC Section 414(b), (c) or (m) shall be credited for vesting purposes whether or not such individual is eligible to participate in the Plan.

                                    ARTICLE 3

              NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITIES

Section 3.1 Named Fiduciaries.

   The following persons shall be "Named Fiduciaries" under the Plan and Trust Agreement, and shall be the only Named Fiduciaries thereunder.

      (a) Named Fiduciaries with Respect to Control or Management of Assets:

         (1) The Trustees.

            The Trustees shall have exclusive authority and discretion to manage and control the Trust Fund, as provided in the Trust Agreement, and shall have no other responsibilities other than those provided in in the Trust Agreement.

         (2) The Employers, as Plan Sponsors.

               The Employers shall be responsible for all functions assigned or reserved to them under the Plan and the Trust Agreement, including the right to remove or replace the Trustees. Any authority assigned or reserved to the Employers under the Plan and the Trust Agreement, other than responsibilities assigned to the Administrative Committee, shall be exercised by resolution of the Employers' Boards of Directors, and shall become effective, with respect to the Trustees, upon written notice to the Trustees signed by the Chairman, President, Treasurer or Secretary of the Employers advising the Trustees of such exercise.

      (b) Other Named Fiduciaries.

         (1) The Administrative Committee.

            The Administrative Committee of the Plan serves as the "Plan Administrator" and is the committee appointed by the Employers as provided in
Section 14.1.

Section 3.2 Allocation of Responsibilities, Powers and Duties Among Named Fiduciaries.

      (a) Trustees.

               The Trustees shall have exclusive responsibility for the control and management of the assets of the Fund, as provided in the Trust Agreement.

      (b) Administrative Committee.

         The Administrative Committee shall have the responsibility and authority to control the operation and administration of the Plan in accordance with the terms of the Plan and the Trust Agreement, including, without limiting the generality of the foregoing, (1) All functions assigned to the Administrative Committee under the terms of the Plan and the Trust Agreement;
(2) Hiring of persons to provide necessary services to the Plan; (3) Issuance of directions to the Trustees to pay any fees, taxes, charges or other costs incidental to the operation and management by the Administrative Committee; (4) The preparation and filing of all reports required to be filed by the Plan with any agency of government; (5) Compliance with all disclosure requirements imposed by state or federal laws; and (6) Maintenance of all records of the Plan other than those required to be maintained by the Trustees.

      (c) The Employers.

         The Employers shall have the authority and responsibility for (1) The design of the Plan, including the right to amend the Plan; (2) The qualification under applicable law of the Plan, any amendments to the Plan, and any document relating to the Plan; (3) The funding of the Plan; (4) The designation of all Named Fiduciaries as provided in the Plan and the Trust Agreement; and (5) The exercise of all fiduciary functions provided in the Plan or in the Trust Agreement or necessary to the operation of the Plan except such functions as are assigned to other Named Fiduciaries pursuant to the Plan or the Trust Agreement.

Section 3.3 No Joint Fiduciary Responsibility.

         This Article is intended to allocate to each Named Fiduciary the individual responsibility for the prudent execution of the functions assigned to him, and none of such responsibilities or any other responsibility shall be shared by two or more of such Named Fiduciaries unless such sharing shall be provided by specific provision of the Plan or the Trust Agreement. Whenever one Named Fiduciary is required by the Plan or the Trust Agreement to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of a Named Fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

Section 3.4 Delegation of Responsibility and Employment of Advisors.

         A Named Fiduciary may employ one or more persons to render advice concerning any responsibilities such Named Fiduciary has under the Plan or the Trust Agreement. A Named Fiduciary (other than the Trustees with respect to the control of the assets of the Plan) shall have the power to delegate specific fiduciary responsibilities. Such delegations may be to officers or employees of the Employers or to other individuals, all of whom shall serve at the pleasure of the Named Fiduciary, and, if full-time employees of the Employers, without compensation. Any such person may resign by delivering a written resignation to the Named Fiduciary. Vacancies created by resignation, death or other cause may be filled by the Named Fiduciary or the assigned responsibilities may be reassumed or redelegated by the Named Fiduciary.

Section 3.5 Establishment of Funding Procedures.

         The Employers shall be charged with the responsibility for the development of a policy for the funding of the Plan that is consistent with the purposes of the Plan and the requirements of the IRC and ERISA.

Section 3.6 Payment of Expenses.

         If not borne or paid by the Plan, the Employers may pay all expenses of administering the Plan. Such expenses shall include any expenses incident to the functioning of those to whom the Employers or any other Named Fiduciary has delegated fiduciary duties, including, but not limited to, the payment of accounting, consulting and legal fees, investment expenses and the cost of administering the Plan.

Section 3.7 Indemnification for Liability.

         The Employers shall indemnify those to whom the Employers or any other Named Fiduciary has delegated fiduciary duties against any and all claims, losses, damages, expenses and liabilities arising from their responsibilities in connection with the Plan, unless the same is determined to be due to gross negligence or willful misconduct.

                                    ARTICLE 4

                          ELIGIBILITY AND PARTICIPATION

Section 4.1 Eligible Employee.

         Any Employee other than a Casual Laborer who has completed one (1) Year of Service with the Employers and who has attained twenty-one (21) years of age shall be eligible to participate in the Plan no later than the next succeeding November 1 or May 1.

         Any present Employee who was a participant in the former Profit Sharing Plan shall by virtue thereof be eligible to participate in this Plan as a continuation, by conversion, thereof and all his right, title and interest in such former Profit Sharing Plan shall be preserved herein.

         Any present Employee who was a participant in the former General Employees' Profit Sharing - Retirement Trust Agreement of Sanderson Farms, Inc. and Affiliates shall by virtue thereof be eligible to participate in this Plan as a continuation, by merger or consolidation, thereof and all his right, title and interest in such former plan shall be preserved herein.

         Any Employees who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and one or more of the Employers shall be excluded from participation in this Plan if there is evidence that retirement benefits were the subject of good faith bargaining between such Employee representatives and such one or more of the Employers, unless one or more of the Employers agrees to cover the Employees who comprise the collective bargaining unit.

         Any present Employee who is eligible on the effective date shall become a Participant as of the effective date. Any present Employee who is ineligible, and any future Employee, shall become eligible upon fulfilling the requirements of Section 4.1 no later than the dates specified therein.

Section 4.2 Participation.

         Every Participant shall remain a Participant until his employment has terminated. In the event that the employment of a Participant terminates and such Participant is subsequently re-employed by the Employers, he shall become a Participant in the Plan on the date of his re-employment and all prior Years of Service for all purposes of the Plan shall be reinstated except as provided under Section 9.7.

Section 4.3 Notification of Participation.

         The Employers shall notify each Eligible Employee of his participation in the Plan no later than the expiration of ninety (90) days following his first Plan Year of participation.

                                    ARTICLE 5

                                  CONTRIBUTIONS

Section 5.1 By Employers.

         All contributions under the Plan shall be made by the Employers, pursuant to Section 5.2 of the Plan, and no contributions shall be required or permitted of any Employee.

Section 5.2 Amount of Contribution.

         Subject to the provisions of ARTICLE 17 in regard to amendment and termination of the Plan and in regard to the liability of the Employers under the Plan, the Employers shall contribute to the Trust Fund for each fiscal year ending October 31 an amount, if any, determined on or before the last day of each taxable year by their Boards of Directors. The determination to make a contribution in any Plan Year shall rest solely with, and be in the discretion of, the Board of Directors of the Employers. In no event, however, shall any such contribution for any year together with any other contribution to a qualified defined contribution plan for common participants exceed the maximum amount deductible from the Employers' income for such year under IRC Sections 404(a)(3)(A), 404(a)(7) or 404(j) or any statute of similar import. Contributions may be made in cash or in Qualifying Employers' Securities (whether voting or nonvoting). Neither the Trustees nor the Administrative Committee nor any other person shall be under any duty to inquire into the correctness of the amount contributed and paid over to the Trustees hereunder, nor shall the Trustees or the Administrative Committee or any other person be under any duty to enforce the payment of the contributions to be made hereunder by the Employers. See ARTICLE 11 for contributions as related to loans.

Section 5.3 Time and Method of Contribution.

         The amount of the Employers' contributions for each year, if any, shall be paid to the order of the Trustees, either in a single payment or in installments, and either in cash or in Qualifying Employers' Securities valued at the fair market value thereof at the time of the contribution, in the manner provided in ARTICLE 10 hereof, and within such period as is provided for in IRC
Section 404(a)(6) or any other statute of similar import, or any rule or regulation thereunder.

Section 5.4 Limitation on Allocations and Contributions.

         (a) If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employers, then the amount of Annual Additions which may be credited to the Participant's account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer's contribution that would otherwise be contributed or allocated to the Participant's account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, then the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

         (b) Prior to determining the Participant's actual compensation for the Limitation Year, the Employers may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

         (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual compensation for the Limitation Year.

         (d) If there is an Excess Amount the excess will be disposed of as follows:

            (1) Any nondeductible Voluntary Employee Contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

            (2) If after the application of paragraph (1) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, then the Excess Amount in the Participant's account will be used to reduce the Employer's contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

            (3) If after the application of paragraph (1) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, then the Excess Amount will be held unallocated in a Suspense Account. The Suspense Account will be applied to reduce future Employer contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

            (4) If a Suspense Account is in existence at any time during the Limitation Year pursuant to this section, then such Suspense Account will not participate in the allocation of the Trust's investment gains and losses.

         (e) This subsection applies if, in addition to this Plan, the Participant is covered under another qualified defined contribution plan maintained by the Employers during any Limitation Year. The Annual Additions which may be credited to a Participant's account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under the other plans for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans maintained by the Employers are less than the Maximum Permissible Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, then the amount contributed or allocated will be reduced so that the Annual Additions under all such plans for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans in the aggregate are equal to or greater than the Maximum Permissible Amount, then no amount will be contributed or allocated to the Participant's account under this Plan for the Limitation Year.

         (f) If a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, then the Excess Amount will be deemed to consist of the Annual Additions last allocated.

         (g) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, then the Excess Amount attributed to this Plan will be the product of,

            (1) the total Excess Amount allocated as of such date, times

            (2) the ratio of (i) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to
      (ii) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified defined contribution plans.

         (h) Any Excess Amount attributed to this Plan will be disposed of in the manner described in subsection(d).

         (i) If no more than one-third (1/3) of the Employer contributions to the Plan for a year which are deductible under IRC section 401(a)(9) are allocated to highly compensated Employees, the limitations imposed by IRC
Section 415 shall not apply to -

            (1) Forfeitures of Qualifying Employers' Securities under the Plan if such securities were acquired with fee proceeds of an exempt loan as described in ARTICLE 11, or

            (2) Employer contributions to the Plan which are deductible under IRC Section 404(a)(9)(B) pertaining to the deduction of Employer contributions to the Plan which are applied to the repayment of interest on an exempt loan, and charged against the Participant's accounts.

         (j) No portion of the assets of the Plan attributable to (or allocable in lieu of) Qualifying Employers' Securities acquired by the Plan in a sale to which IRC section 1042 applies may accrue (or be allocated directly or indirectly under any plan of the Employers meeting the requirements of IRC
Section 401 (a)) during the nonallocation period (as defined in IRC section 409(n)(3)(C)), for the benefit of any taxpayer who makes an election under IRC
Section 1042(a) with respect to Qualifying Employers' Securities, any individual who is related to the taxpayer or the decedent (within the meaning of IRC
Section 267(b)), or for the benefit of any other person who owns (after application of IRC section 318(a) applied without regard to the Employee trust exception) more than twenty-five (25) percent of any class of outstanding stock of the Employers which issued such Qualifying Employers' Securities or of any corporation which is a member of the same controlled group of corporations (within the meaning of IRC Section 409(1)(4)) as such Employers, or the total value of any class of outstanding stock of any such Employers or corporation.

                                    ARTICLE 6

                 ACCOUNTS ALLOCATION OF BENEFITS AND ACCOUNTING

Section 6.1 Membership of Participants.

         At the time of the first annual contribution by the Employers to the Trust, the Administrative Committee shall prepare and deliver to the Trustee in charge of the records a list of all the Employees eligible to participate herein and the Employers shall certify to such Trustee the total amount of compensation paid by the Employers to each such Employee with respect to the fiscal year of Employers to which such contribution is applicable. From time to time thereafter, as the need shall arise, the Employers shall notify the Trustee in charge of the records in writing of all changes in the membership of the Eligible Employees and of the total compensation of such Eligible Employees for each fiscal year with respect to which a contribution made by the Employers.

Section 6.2 Participants' Accounts.

         The Trustee in charge of the records shall open a separate bookkeeping account in the name of each Participant and shall credit to each such account that portion of each contribution of the Employers to the Trust to which such Participant shall be entitled.

Section 6.3 Allocation of Contributions.

         The Trustee in charge of the records shall allocate to the account of each Participant employed as of the end of any Fiscal Year of the Plan the proportion of any cash contribution and the proportion of any contribution of Qualifying Employers' Securities made for a particular year that such Participant's Compensation for that year bears to the aggregate Compensation of all Participants during the same year, subject to the limitation heretofore provided in Section 5.4.

Section 6.4 Investment of Cash.

         Any cash received by the Trustees for the account of any Participant or credited to the account of any Participant shall be invested primarily in Qualifying Employers' Securities when possible and prudent. Pending such investment of cash in securities, however, the Trustees may retain cash uninvested without liability for interest, or may invest all or any part thereof in suitable investments and securities.

Section 6.5 Income, Losses and Expenses.

         As of each Accounting Date (the close of the fiscal year of the Plan and Trust), Participants' accounts shall be credited with their share of income and charged with their share of losses or interest expense, if any, in proportion to the total of the accounts at the beginning of the year, less any distributions made during the year. All dividends, income, and other property received by the Trustees applicable to a Participant's account shall be credited to that account. To the extent practicable, possible and prudent, property (other than Qualifying Employers'

Securities) in a Participant's account shall be converted by the Trustees into cash and invested primarily in Qualifying Employers' Securities.

         There shall be allowed as a deduction for a taxable year the amount of any applicable dividend paid in cash by the Employers during the taxable year with respect to applicable Qualifying Employers' Securities. Such deduction shall be in addition to the deductions allowed under IRC Section 404(a). The term "applicable dividend" means any dividend which, in accordance with the Plan provisions -

         (a) is paid in cash to the Participants in the Plan or their beneficiaries;

         (b) is paid to the Plan and is distributed in cash to Participants in the Plan or their beneficiaries not later than ninety (90) days after the close of the Plan Year in which paid; or

         (c) is used to make payments on an exempt loan described in ARTICLE
11, the proceeds of which were used to acquire Qualifying Employers' Securities (whether or not allocated to Participants) with respect to which the dividend is paid.

         A dividend described in (c) above which is paid with respect to any Qualifying Employers' Security which is allocated to a Participant shall not be treated as an applicable dividend unless the Plan provides that Qualifying Employers' Securities with a fair market value of not less than the amount of such dividend are allocated to such Participant for the year in which (but for this subparagraph) such dividend would have been allocated to such Participant.

Section 6.6 Voting of Shares.

         Shares of Qualifying Employers' Securities held by the Trustees, wherever credited, shall be voted by the Trustees at the direction of the Administrative Committee. If the Qualifying Employers' Securities held by the Trustees are a registration-type class of securities, then each Participant or beneficiary in the Plan shall be entitled to direct the Plan as to the manner in which securities of the Employers which are entitled to vote and are allocated to the account of such Participant or beneficiary are to be voted. If the Qualifying Employers' Securities held by the Trustees are not registration-type class of securities, then each Participant in the Plan shall be entitled to direct the Plan as to the manner in which voting rights under Employers' securities which are allocated to the account of such Participant are to be exercised with respect to a corporate matter which (by law or charter) must be decided by more than a majority vote of outstanding common shares voted.

Section 6.7 General Accounts.

         The Trustees, if desired and practicable, may maintain general accounts, designated, for example, as "Unallocated Cash Account", "Unallocated Stock Account" and, if appropriate, an "Investment Account".

         Cash accounts shall be kept in dollars and cents. Stock accounts shall be kept in number of whole shares of Qualifying Employers' Securities, and shall also show the share price. Participants' accounts shall be kept in a combination of the two and shall show allocated interests in the Investment Account, if any. Allocations to the several accounts shall be made once a year as of the Accounting Date. The Unallocated Cash Account and Unallocated Stock Account, if maintained, will record day-to-day cash and stock transactions of the Trust which are not allocable to Participants' accounts as of the day of the transactions. Participants' accounts will maintain a record of allocated Participants' interests in the Plan.

         At any Accounting Date when there is a loan outstanding to the Trust, or when there is no loan outstanding, all cash received by the Trustees may initially be credited to the Unallocated Cash Account, and all Qualifying Employers' Securities acquired by the Trustees may initially be credited to the Unallocated Stock Account, if both general accounts are maintained. As of each Accounting Date, Employers' contributions and forfeitures for the year, cash dividends received on Qualifying Employers' Securities, if any, the interest paid or payable during the year if any part of a loan is outstanding, and the shares of Qualifying Employers' Securities released from the Unallocated Stock Account, if maintained, shall be allocated among Participants' accounts in the following manner:

         (a) Dividends on shares of Qualifying Employers' Securities allocated to Participants' stock accounts at the beginning of the year shall be credited to each Participant's account.

         (b) any forfeitures of Qualifying Employers' Securities and any cash forfeitures which have matured during the year shall be allocated to Participant' accounts in the manner set forth in Section 6.3.

         (c) Dividends on .Qualifying Employers' Securities held in the Unallocated Stock Account, any interest received and any other items of income shall be allocated to Participants' accounts in the same ratio that the balances in each Participant's separate account or accounts bear to the aggregate accounts of all Participants at the beginning of such fiscal year, less distributions, if any, made in such year.

         (d) Each Participant's share of the Employers' contributions (in whatever form) shall be credited to Participants' accounts in the manner set forth in Section 6.3.

         (e) Shares of Qualifying Employers' Securities released from the Unallocated Stock Account, if maintained, equaling the balance of Participants' cash accounts divided by the share price shall be allocated to Participants' stock accounts. Additions to the Investment Account, if maintained, and Investment Account Income, if any, shall be computed on each Accounting Date and each Participant's account shall be credited with his share of additions to the Investment Account or Investment Account Income in the same ratio that the balances in each Participant's separate account or accounts bear to the aggregate accounts of all Participants at the beginning of such fiscal year and shall be based upon the amounts of such accounts at the beginning of such fiscal year, less distributions, if any, made in such year. Investment Account Income is the net increase or decrease during the year attributable to its income and expenses, gains and losses whether or not realized in the Investment Account.

Section 6.8 Annual Statements.

         On or before the expiration of four (4) calendar months after each annual Accounting Date, or as soon as administratively feasible thereafter, the Administrative Committee shall upon information furnished by the Trustees, or the Trustees shall upon direction of the Administrative Committee, make annual reports to each Participant as of the Accounting Date, and the Accounting Date immediately preceding showing the balances in all of each Participant's account or accounts.

                                    ARTICLE 7

                                 THE TRUST FUND

Section 7.1 Investments.

         The Trustees shall use available cash and are authorized to borrow money to buy Qualifying Employers' Securities from whatever source is available, when prudent, including newly issued stock of the Employers.

         If no established market for any Qualifying Employers' Securities exists, then the Trustees shall make purchases only upon obtaining independent valuations, as provided in ARTICLE 10, of said Securities and shall make purchases only at independently valued purchase prices together with reasonable acquisition charges, if any, as may be necessary.

         If no Qualifying Employers' Securities are available for purchase, then the Trustees shall make other investments as provided in Section 6.4.

Section 7.2 Stock Dividends, Splits, Options.

         Any share of Qualifying Employers' Securities received by the Trustees as a stock dividend or stock split or as a result of a reorganization or recapitalization of the Employers shall be allocated as of each Accounting Date in the same manner as the Securities to which it is attributable are then allocated. Any rights, warrants or options that are issued on Qualifying Employers' Securities held by the Trustees shall be exercised by the Trustees for the acquisition when prudent of additional shares of Qualifying Employers' Securities to the extent cash is then available. Securities acquired through the exercise of any such right, warrant or option shall be treated in the same fashion as securities purchased by the Trustees for the net price paid. Rights, warrants or options on Qualifying Employers' Securities not exercised may be sold by the Trustees and the proceeds treated as a current cash dividend received on Qualifying Employers' Securities.

                                    ARTICLE 8

                                    VESTING

Section 8.1 General.

         A percentage of the amount credited to a Participant's account shall become vested and nonforfeitable on the basis of his completed Years of Service with the Employers according to the following schedule:

   Completed
Years of Service  Vested Percentage
----------------  -----------------
     1-2                   0%
     3                    20%
     4                    40%
     5                    60%
     6                    80%
     7                   100%

         If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, then each Participant with at least three (3) Years of Service with the Employers may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change.

         The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

         (1) Sixty (60) days after the amendment is adopted;

         (2) Sixty (60) days after the amendment becomes effective; or

         (3) Sixty (60) days after the Participant is issued written notice of the amendment by the Employers or.

         No amendment to the Plan shall reduce or restrict, either directly or indirectly, the benefit provided any Participant in the Plan prior to the amendment, unless the Plan amendment satisfies the requirements of IRC Section 412(c)(8) (relating to certain retroactive amendments) and the regulations thereunder. Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective. For purposes of determining whether or not any Participant's accrued benefit or account balance is decreased, all the provisions of the Plan affecting directly or indirectly the computation of accrued benefits or account balances which are amended with the same adoption and effective dates shall be treated as one Plan amendment.

Section 8.2 Retirement, Death and Disability.

         Upon the death or Total and Permanent Disability of a Participant, or upon his retirement on or after normal retirement date, a benefit equal to the value of the entire amount credited to his account or accounts shall become 100% vested and nonforfeitable, if the Participant is not already fully vested.

Section 8.3 Termination of Service for Other Reasons.

         In the event of termination of a Participant's employment by reason of resignation or by any reason other than retirement at or after normal retirement date, death or Total and Permanent Disability, the nonvested portion of the amount credited to his account shall be forfeited-as provided in Section 9.4. As of the Accounting Date, the Trustee in charge of the records shall allocate among the Participants' accounts any account balances forfeited under this
Section 8.3 which have matured for forfeiture during the fiscal year then ending. This allocation shall be made in the same ratio as Employer contributions are allocated pursuant to Section 6.3.

         An involuntary cash-out, which may be distributed as provided in
Section 9.4, may not be an amount less than the present value of an Employee's entire Employer-derived nonforfeitable benefit at the time of the distribution.

         All cash-outs (voluntary or involuntary), which are distributed as provided in Section 9.4, must be made due to an Employee's termination of participation in the Plan.

Section 8.4 Termination of or Discontinuance of Contributions to Plan.

         In the event that the Employers' agreement to make contributions to the Plan and Trust be permanently terminated, whether by amendment, or by bankruptcy, liquidation, or other business reason, or upon termination of the Trust, the value of the entire amount credited to each Participant's account or accounts shall become 100% vested and nonforfeitable. Upon termination, partial termination or complete discontinuance of contributions, each Participant's account or accounts shall become 100% vested and nonforfeitable.

Section 8.5 Increase in Vesting.

         Account balances with respect to which vesting may increase under IRC
Section 411 shall be computed such that at any relevant time an Employee's vested portion is not less than an amount ("X") determined by the formula:
X=P(AB+D)-D. For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the account balance at the relevant time; D is the amount of the distribution; and the relevant time is the time at which, under the Plan, the vested percentage in the account cannot increase.

                                    ARTICLE 9

                                 DISTRIBUTIONS

Section 9.1 Retirement.

         A Participant shall be entitled to retire upon his Normal Retirement Date, or at a later date as provided in Section 2.20. Upon actual retirement of a Participant, at or after Normal Retirement Date, a benefit of an amount equal to the entire value credited to his account or accounts, determined in the same manner as benefits payable to a deceased Participant under Section 9.3(b), shall be distributed to him as provided in Section 9.5.

Section 9.2 Disability.

         (a) Vesting. In the event of any Participant's Total and Permanent Disability, the balance in his account shall become fully vested. The Employers shall direct the Trustees to distribute to such Participant the balance in his account, which shall be distributed to him as provided in Section 9.5.

         (b) Definition. "Total and Permanent Disability" means a physical or mental condition of the Participant resulting from a bodily injury or disease or mental disorder while employed which renders him eligible to receive Social Security total disability benefits. Determination of eligibility to receive Social Security total disability benefits must have an effective date of disability on or before the date of termination of service and the Participant must give notice to the Employers of such determination within ninety (90) days after the Participant receives official notice of the determination from the Social Security Administration.

Section 9.3 Death.

         (a) In the event of the death of a Participant while employed by the Employers, his death benefit shall be 100% of his account or accounts at the time of his death, adjusted as set forth in Section 9.3(b). Such death benefit shall be distributed to his surviving spouse (or, if there is no surviving spouse or if the surviving spouse consents, to a designated beneficiary or beneficiaries, or, if none, to his estate). Consent of the spouse must be in writing, and such writing must acknowledge the effect of the consent, and such writing must be witnessed by a plan representative or notary public.

         Upon the death of a Former Participant, the Employers shall direct the Trustees to distribute the then value of any vested account balance the value of which had not been distributed to him at the time of death to his surviving spouse (or, if there is no surviving spouse or if the surviving spouse consents, to a designated beneficiary or beneficiaries, or, if none, to his estate). Consent of the spouse must be in writing, and such writing must acknowledge the effect of the consent, and such writing must be witnessed by a plan representative or notary public. As used herein, "Former Participant" means any person who has ceased to be a Participant hereunder because of termination of employment for any reason other than death.

         (b) Within four (4) calendar months after the end of the Fiscal Year during which the death of any Participant occurs, or as soon as administratively feasible thereafter, the Trustee in charge of the records shall:

         (1) Credit to the account of such Participant the portion of contributions made by the Employers and attributable to the compensation earned by the deceased employee Participant up to the date of his death and forfeitures, if any, in the Fiscal Year involved in a manner as provided in Section 6.3.

         (2) Determine the deceased Participant's share of net income or loss, if any, realized by the Trust from the beginning of the Fiscal Year to the end of the Fiscal Year in which death occurs and apportion such net income or loss, if any, to the account or accounts of the deceased Participant in a manner as provided in Section 6.5.

         (c) The Administrative Committee may require such proper proof of death as such evidence of the right of any person to receive payment of the account balance of a deceased Participant or Former Participant as the Administrative Committee may deem desirable. The Administrative Committee's determination of death and the right of any person to receive payment shall be conclusive.

         (d) Subject to the rights of a surviving spouse as provided in (a), each Participant shall have the unrestricted right to designate the beneficiary Or contingent beneficiary to receive his death benefit, if any. Such designation shall be evidenced by a written instrument filed with the Administrative Committee, signed by the Participant and bearing the signature of a competent witness to his signature. Any Participant may at any time revoke his designation of a beneficiary or change his beneficiary by filing written notice of such revocation or change with the Administrative Committee.

Section 9.4 Other Termination of Employment.

         In the event of termination of employment by reason of resignation or by any other reason than for retirement, Total and Permanent Disability or death, the Participant's distribution shall be limited to an amount equal to the value of the vested and credited sum in his account or accounts determined as of the Accounting Date immediately preceding such termination of employment, which amount shall be distributed as provided in Section 9.5.

         A Participant whose employment with the Employers is terminated for a reason other than death, retirement, or Total and Permanent Disability, shall be entitled to 100% of the balance in his account at the date of his termination of employment, in cash and/or Qualifying Employers' Securities, provided that he has accumulated seven (7) Years of Service or more with the Employers.

         If such Participant whose employment is terminated for a reason other than death, retirement, or Total and Permanent Disability has not accumulated seven (7) Years of Service with the Employers at the date of his termination, then he shall forfeit that portion of his rights and interest under the Plan and the Trust Agreement not vested as set forth in Section 8.1, and the unvested balance in his account at the date of his termination shall be held in the forfeiture account for subsequent allocation upon maturity. Distribution of vested benefits shall be made as provided in Section 9.5.

      If, upon termination of employment for any reason other than retirement, death or Total and Permanent Disability, the then value of the Participant's account determined in accordance with the schedule in Section 8.1 shall not exceed $3,500 prior to January 1,1998, or $5,000 on or after January 1, 1998 (or any other amount as may, by regulations of the Secretary be established as a maximum amount that may be paid out in such event without the Participant's consent), then the Administrative Committee shall direct the Trustees to distribute the value of the vested balance to the Participant as heretofore provided. An immediate distribution of any benefit shall not be made where the present value of the nonforfeitable accrued benefit or account balance (taking into account benefits derived from both Employer and Employee contributions (if ever permitted)) is in excess of $3,500 prior to January 1, 1998, or $5,000 on or after January 1,1998, with the consent of the Participant and, when applicable,, the Participant's spouse. An immediate distribution means the distribution of any part of the benefit or account balance prior to the later of age 62 or Normal Retirement Age. If the Participant, upon termination of employment for any reason other than retirement, death, or Total and Permanent Disability, does not consent to the payment of all of his account, as provided above, and if the then value of such account exceeds $3,500 prior to January 1, 1998, or $5,000 on or after January 1, 1998 (or such other amount as may be prescribed by regulations of the Secretary of the Treasury governing such payments), then the Administrative Committee shall direct the Trustees to segregate the benefits, which would otherwise be distributable, from the general assets of the Trust Fund and pay over such segregated benefits, with accumulated income, if any, to the Participant at the time he attains normal retirement age. In the event the Participant dies before reaching retirement age, his segregated benefits shall be paid to his spouse or beneficiary or beneficiaries as provided in Section 9.3. The Trustees shall have no other responsibilities with respect to such accounts.

Section 9.5 Method and Time of Distribution.

      (a) (1) Except as provided in Section 9.4, the distributable value of the Participant's account or accounts shall be distributed, unless the Participant elects otherwise, no later than one year after the close of the Plan Year:

            (A) in which the Participant separates from service by reason of the attainment of Normal Retirement Age, Total and Permanent Disability, or death; or

            (B) which is the fifth Plan Year following the Plan Year in which the Participant otherwise separates from service, except that this paragraph (B) shall not apply if the Participant is reemployed by the Employer before distribution is required to begin under this paragraph
      (B).

        (2) Subsection (a)(l) shall not apply to any shares of Qualifying Employers' Securities acquired with the proceeds of an exempt loan until the Close of the Plan Year in which such exempt loan is repaid in full.

        (3) Unless the Participant elects otherwise, a distribution required under subsection (a)(l) shall be in substantially equal periodic payments (not less frequently than annually) over a period not longer than the greater of:

            (A) five (5) years, or

            (B) in the case of a Participant the balances of whose accounts (to the extent of Qualifying Employers' Securities acquired after December 31,
      1986) is in excess of $500,000, five (5) years plus one (1) additional year (but not more than five (5) additional years) for each $100,000 or fraction thereof by which such balance exceeds $500,000.

   The dollar amounts set forth in paragraph (B), above, shall be adjusted in accordance with adjustments prescribed by the Secretary.

        (4) The distributions provided hereunder shall be made in one of the following methods:

            (A) One lump payment or distribution; or

            (B) Payments or distributions in equal annual installments, over a period not exceeding five (5) years (or the life expectancy of the Participant if less), after first having segregated the Participant's account or accounts. Dividends, if any, on Qualifying Employers' Securities in the segregated account or accounts shall be distributed to the Participant at least once a year.

      (b) Distribution will be made totally in cash and/or in the form of whole shares of Qualifying Employers' Securities, with the value of any fractional shares paid in cash, provided the Participant shall have a right to demand that his benefits be distributed in the form of whole shares of Qualifying Employers' Securities and the value of any fractional shares paid in cash. If the Qualifying Employers' Securities are not readily tradable on an established market, then the Participant shall have a right to require that the Employers, or the Trustees of the Plan by assumption of the rights and obligations of the Employers, to repurchase the Qualifying Employers' Securities under a fair valuation formula pursuant to Section 10.1 of the Plan hereafter, as amended. If the Employers are required to repurchase Qualifying Employers' Securities which are distributed to the Participant as part of a total distribution, the amount to be paid for the Qualifying Employers' Securities shall be paid either in lump sum or in substantially equal periodic payments (not less frequently than annually) over a period beginning not later than thirty (30) days after the exercise of a put option to require the Employers to repurchase and not exceeding five (5) years with adequate security provided and reasonable interest paid on the unpaid amounts. The term "total distribution" means the distribution within one (1) taxable year to the recipient of the balance to the credit of the recipient's account. If the Employers are required to repurchase Qualifying Employers' Securities as part of an installment distribution, the amount to be paid for the Qualifying Employers' Securities shall be paid not later than thirty (30) days after the exercise of a put option to require the Employers to repurchase. The right to require repurchase shall be provided to the Participant in the form of a put option for a period of at least sixty (60) days following the date of distribution of stock of the Employers and, if the put option is not exercised within such 60-day period, for an additional period of at least sixty (60) days in the following Plan Year.

      (c) Provided, further, that the entire interest of each Participant (i) shall be distributed not later than the Required Beginning Date, or (ii) shall be distributed, beginning not later than the Required Beginning Date, in accordance with regulations prescribed by the Secretary over the life of such Participant or over the lives of such Participant and a designated beneficiary (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and a designated beneficiary). The term "Required Beginning Date" means April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age seventy and one-half (70-1/2), or (ii) the calendar year in which the Participant retires, except that clause (ii) shall not apply in the case of a Participant who is a five percent (5%) owner (as defined in IRC Section 416) with respect to the Plan Year ending in the calendar year in which the Participant attains the age of seventy and one-half (70-1/2).

      Where distributions have begun over the life of a Participant or over the lives of such Participant and a designated beneficiary (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and a designated beneficiary) and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest, will be distributed at least as rapidly as under the method of distributions being used as of the date of his death. If a Participant dies before distributions (as described in the preceding sentence) have begun, the entire interest of the Participant shall be distributed within five (5) years after the death of such Participant.

      The last sentence of the preceding paragraph shall not apply if any portion of the Participant's interest is payable to (or for the benefit of) a designated beneficiary, such portion will be distributed over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary), and such distributions begin not later than one year after the date of the Participant's death or such later date as the Secretary may by regulations prescribe. If the designated beneficiary referred to in this paragraph is the surviving spouse of the Participant, then distributions shall begin on a date no later than the date on which the Participant would have attained the age seventy and one-half (70-1/2). If such surviving spouse dies before payments are required to commence, then this paragraph shall be applied as if the surviving spouse were the Participant.

      (d) Distributions of Account Values Determined as of October 31, 1993, in General Employees' Profit Sharing-Retirement Plan Prior to Merger. In the case of a vested participant who retires or becomes disabled under the Plan, the accrued benefit payable to such participant and allocable to the value of the participant's account as of October 31, 1993, immediately prior to merger, if any, in the General Employees' Profit Sharing-Retirement Plan maintained by the Employers, or the present value of the participant's account at the time of distribution if less, shall be in the form of a Qualified Joint and Survivor Annuity. In the case of a vested participant who dies before the annuity starting date and who has a surviving spouse, a Qualified Preretirement Survivor Annuity based on such account value shall be provided to the surviving spouse of such participant.

      The In the case of an unmarried vested participant, such participant shall have the right to select between taking his retirement or disability benefits allocable to such account value in the form of an annuity or in a form as set forth in Subparagraphs (1) or (2) immediately below.

      The distributions made under this Subparagraph (d), if not in the form of an annuity, shall be made in such one or more of the following methods:

      (1)   One lump payment; or

      (2) Payments in equal monthly, quarterly, semi-annual or annual installments, over a period not exceeding ten (10) years, after first having segregated the aggregate amount thereof in a special interest bearing account. Interest on the segregated amount shall be distributed at least once a year to the person or persons receiving the installment distributions. Where more than one person is receiving installments, the interest shall be paid to such persons in the same proportion as the installment payments are made.

      Any lump sum or installment payments shall be made in the form and manner prescribed in Subparagraph (b) above.

      Each participant to whom this Subparagraph (d) applies may elect at any time during the applicable election period to waive the Qualified Joint and Survivor Annuity form of benefit and may revoke any such election at any time during the applicable election period. Any waiver of a qualified joint and survivor annuity or a qualified preretirement survivor annuity shall not be effective unless: (1) the participant's spouse consents in writing to the election; (2) the election designates a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the participant without any further spousal consent); (3) the spouse's consent acknowledges the effect of the election; and (4) the spouse's consent is witnessed by a plan representative or notary public. Any consent by a spouse (or establishment that the consent of a spouse may not be obtained) under the preceding sentence shall be effective only with respect to such spouse.

      The Administrative Committee shall provide to each participant to whom this Subparagraph (d) applies, within a reasonable period of time before the Annuity Starting Date (and consistent with such regulations as the Secretary may prescribe), a written explanation of

      (1)   the terms and conditions of the Qualified Joint and Survivor
            Annuity,

      (2) the participant's right to make, and the effect of, an election to waive the joint and survivor annuity form of benefit,

      (3)   the rights of the participant's spouse as provided above, and

      (4)   the right to make, and the effect of, a revocation of an election.

      A Qualified Joint and Survivor Annuity (or a Qualified Preretirement Survivor Annuity) will not be provided unless the participant and spouse had been married throughout the one (1) year period ending on the earlier of

      (1)   the participant's Annuity Starting Date, or

      (2)   the date of the participant's death.

      For purposes of the preceding sentence, if a participant marries within one (1) year before the Annuity Starting Date, and the participant and the participant's spouse in such marriage have been married for at least a one (1) year period ending on or before the date of the participant's death, then such participant and such spouse shall be treated as having been married throughout the one (1) year period ending on the participant's Annuity Starting Date.

      Definitions of terms used in this Section 9.5(d) are as follows:

        (1) "Applicable Election Period" means, in the case of an election to waive the Qualified Joint and Survivor Annuity form of benefit, the ninety
   (90) day period ending on the Annuity Starting Date.

        (2) "Qualified Joint and Survivor Annuity" means an annuity

            (A) for the life of the participant with a survivor annuity for the life of the spouse which is not less than fifty percent (50%) of (and is not greater than 100% of) the amount of the annuity which is payable during the joint lives of the participant and the spouse, and

            (B) which is the actuarial equivalent of a single annuity for the life of the participant.

      Such term also includes any annuity in a form having the effect of an annuity described in the preceding sentence.

        (3) "Qualified Preretirement Survivor Annuity" means a survivor annuity for the life of the surviving spouse of the participant if

            (A) the payments to the surviving spouse under such annuity are not less than the amounts which would be payable as a Survivor Annuity under the Qualified Joint and Survivor Annuity under the Plan (or the actuarial equivalent thereof) if

                  (i) in the case of a participant who dies after the date on which the participant attained the Earliest Retirement Age, such participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before the participant's date of death, or

                  (ii) in the case of a participant who dies on or before the date on which the participant would have attained the Earliest Retirement Age, such participant had

                      a) separated from service on the date of death,

                      b) survived to the Earliest Retirement Age,

                      c) retired with an immediate Qualified Joint and Survivor
            Annuity at the Earliest Retirement Age, and

                      d) died on the day after the day on which such participant would have attained the Earliest Retirement Age, and

            (B) under the Plan, the earliest period for which the surviving spouse may receive a payment under such annuity is not later than the month in which the participant would have attained the Earliest Retirement Age under the Plan; and in the case of this defined contribution plan the term "Qualified Preretirement Survivor Annuity" means an annuity for the life of the surviving spouse the actuarial equivalent of which is fifty percent (50%) of the account balance of the participant as of the date of death.

        (4) "Vested Participant" means any participant who has a nonforfeitable right (within the meaning of IRC Section 411(a)) to any portion of the accrued benefit derived from Employer contributions.

        (5) "Annuity Starting Date" means the first day of the first period for which an amount is received as an annuity (whether by reason of retirement or disability).

        (6) "Earliest Retirement Age" means the earliest date on which, under the Plan, the participant could elect to receive retirement benefits.

Section 9.6 Rollover Treatment.

      (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 9.6, a Distributee may elect, at the time and in the manner prescribed by the Administrative Committee to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

      (b) Definitions.

        (1) Eligible Rollover Distribution: An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under IRC Section 401(a)(9); and the portion of any distribution that is not includible in loss income (determined without regard to the exclusion for net unrealized appreciation with respect to Qualified Employer Securities).

        (2) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in IRC Section 408(a), an individual retirement annuity described in IRC Section 408(b), an annuity plan described in IRC Section 403(a), or a qualified trust discribed in IRC Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

        (3) Distributee: A Distributee includes a Participant or Former Participant. In addition, the Participant's or Former Participant's surviving spouse and the Participant's or Former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in IRC Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

        (4) Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

      If a distribution is one to which IRC Sections 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Treasury Regulation Section 1.41l(a)-11(c) is given, provided that:

        (1) the Administrative Committee clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

        (2) the Participant, after receiving the notice, affirmatively elects a distribution.

Section 9.7 Effect of Rehiring.

      (a) Repayment of Distributions . If a Participant has received a distribution of his vested benefits in accordance with Section 9.4 representing less than 100% of his accrued benefit and is subsequently rehired, then the Participant may, but only before he incurs five (5) consecutive one (1) year Breaks-In-Service commencing after such distribution, repay the amount of the distribution to the Trustees. (A one (1) year Break-in-Service shall be deemed to have occurred if, in a Plan year, the Participant shall not have completed more than 500 Hours of Service with the Employers. For purposes of vesting, a Break-in-Service shall mean a vesting computation period during which the Participant does not complete more than 500 Hours of Service.) Upon such repayment his account will be credited with both the amount distributed and the amount forfeited at the time of his termination. The permissible sources for restoration of the forfeited accrued benefit are income (other than income with respect to securities acquired with the proceeds of an exempt loan) or gain to the Plan, forfeitures or Employer contribution.

It shall be the duty of the Employers to give timely notification to any rehired Former Participant, if such Former Participant is eligible to make a repayment, or tender, of his right to make such repayment or tender and of the consequences of not making such repayment or tender.

      (b) Break-in-Service. A Former Participant will become a Participant immediately upon returning to the employ of the Employers if such Former Participant has a nonforfeitable right to all or a portion of the account balance derived from Employer contributions at the time of termination from service. A Former Participant who did not have a nonforfeitable right to any portion of the account balance derived from Employer contributions at the time of termination from service will receive credit for participation purposes for Years of Service prior to a Break-in-Service if the number of consecutive one
(1) year Breaks-In-Service is less than the greater of five (5) or the aggregate number of Years of Service before such break. If such Former Participant's number of consecutive one year Breaks-In-Service is less than the greater of five (5) or the aggregate number of Years of Service before such break, then such Participant shall participate immediately. A Former Participant who had a nonforfeitable right to all or a portion of the account balance derived from Employer contributions at the time of the Participant's termination will receive credit for purposes of vesting for all Years of Service prior to a Break-in-Service if the Participant completes a Year of Service after returning to the employ of the Employer. A Former Participant who did not have a nonforfeitable right to any portion of the account balance derived from Employer contributions at the time of the Participant's termination will receive credit for vesting purposes for Years of Service prior to a Break-in-Service if (1) the Participant completes a Year of Service after returning to the employ of the Employer, and (2) the number of consecutive one (1) year Breaks-In-Service is less than the greater of five (5) or the aggregate number of Years of Service before such Breaks-In-Service.

Section 9.8  Hardship Distributions.

      In case of death or serious injury, illness or impaired health of a Participant who is 100% vested or of the spouse, a dependent child or other family members of such Participant, the Administrative Committee may, upon application of such fully vested Participant, in its discretion direct the Trustees to make such emergency distributions from his vested account balance to the Participant as in the judgment of the Administrative Committee is in the best interest of the Participant.

Section 9.9  Early Distributions Due to Normal Retirement, Death or Disability.

      In the case of terminations due to normal retirement, death or Permanent and Total Disability, the Administrative Committee in its discretion may begin distribution of benefits after termination of service and before annual accountings are made where requested by a retired or disabled Participant or by the beneficiaries of a deceased Participant.

Section 9.10 Missing Persons.

      In the event the whereabouts of a person entitled to benefits under the Plan cannot be determined after diligent search by the Administrative Committee or the Trustees and his whereabouts continues to be unknown for a period of five
(5) years, the Administrative

Committee may determine that such person has died, and such determination shall be final and binding on all persons interested under the Plan and the Trust Agreement. If there is no designated beneficiary or beneficiaries, then the account of such person shall be forfeited and treated as a forfeiture.

Section 9.11 Diversification of Investments.

      With respect to all qualified Employers' securities acquired after 1986, each Qualified Participant in the Plan may elect under the provisions of IRC
Section 401(a)(28)(B) within 90 days after the close of each Plan Year in the Qualified Election Period to direct the Plan as to the investment of at least
25 percent of the Participant's account in the Plan (to the extent such portion exceeds the amount to which a prior election under this Section applies). In the case of the election year in which the Participant can make his last election, the preceding sentence shall be applied by substituting "50 percent" for "25 percent".

      The term "Qualified Participant" means any employee who has completed at least 10 years of participation under the Plan and has attained age 55.

      The term "Qualified Election Period" means the 5-Plan-Year period beginning with the Plan Year after the Plan Year in which the Participant attains age 55 (or, if later, beginning with the Plan Year after the first Plan Year in which the individual first became a Qualified Participant).

      In the event a Qualified Participant elects to direct the Plan as to the investment of his account under the provisions of this Section, the Trustees shall distribute to the Participant the portion of the Participant's account covered by the election under this Section within 90 days after the period during which the election may be made.

Section 9.12 Cancellations of Accounts.

      If a benefit has been forfeited because the participant or beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or beneficiary. Upon any distributions pursuant to the provisions of the foregoing sections of this Article, the accounts of the Participants with respect to which full distributions are made shall be cancelled.

Section 9.13 No Benefit Reduction due to Plan Amendment.

      No amendment to the Plan shall reduce or restrict, either directly or indirectly, the benefit provided any Participant in the Plan prior to the amendment, unless the Plan amendment satisfies the requirements of IRC Section 412(c)(8) (relating to certain retroactive amendments) and the regulations thereunder. Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective. For purposes of determining whether or not any Participant's accrued benefit or account balance is decreased, all the provisions of the Plan affecting directly or indirectly the computation of accrued benefits or account balances which are amended with the same adoption and effective dates shall be treated as one Plan amendment.

Section 9.14 In-Service Distributions.

      Notwithstanding the preceding provisions of this ARTICLE 9 to the contrary, any Participant in the Plan who has completed ten (10) or more Years of Service and has attained age sixty-two (62) may elect to receive a distribution of the entire value credited to his account or accounts in one or more distribution payments depending upon the age of the Participant at the end of the Plan Year in which an election is made. An election under this Section may be made in writing on a form provided by the Administrative Committee no later than the end of the Plan Year during which the election for distribution is made. Once made, an election under this Section shall be binding and irrevocable. The first distribution payment shall be made to the Participant within ninety (90) days after the end of the Plan Year in which an election is made to receive a distribution or as soon as administratively feasible thereafter, and any successive distribution payments shall be made within similar time periods after the end of the immediately succeeding Plan Year or Years if more than one (1) distribution payment is made. Distribution of benefits under this Section shall be subject to and made only with the written consent of the Participant's spouse, if the Participant is married.

            The schedule of distribution payment or payments shall be as follows:

  Age of Participant at the end of
          the Plan Year in
which an election is made to receive a                          Distribution payment or
            distribution                                       payments shall be made in -
--------------------------------------              ----------------------------------------------
                62                                  Four (4) installments calculated as one-fourth
                                                    (1/4), one-third (1/3), one-half (1/2) and one
                                                    (1) respectively, times the Participant's
                                                    account balance.

                63                                  Three (3) installments calculated as one-third
                                                    (1/3), one-half(l/2) and one (1), respectively,
                                                    times the Participants account balance.

                64                                  Two (2) installments, calculated as one-half
                                                    (1/2) and one (1), respectively, times the
                                                    Participant's account balance.

          65 and older                              One (1) installment of the entire amount in the
                                                    Participant's account balance.

            Distribution of benefits under this Section will be made in cash and/or in the form of whole shares of Qualifying Employers' Securities, with the value of any fractional shares paid in cash, provided that the Participant shall have the same rights of demand and repurchase set forth in Section 9.5(b), insofar as such rights are applicable. An election for distribution of benefits pursuant to this Section shall not terminate the Participant's right to participate in allocations of contributions of cash and/or of Qualifying Employers' Securities made by the Employers under Section 6.3 of the Plan or to participate in forfeitures beginning with the Plan Year of election and thereafter. With respect to the Plan Year of election and the three (3) succeeding Plan Years, the Participant's account or accounts shall also be credited or charged with income, losses and expenses under Section 6.5 of the Plan until the account or accounts are reduced to zero by distribution of the account balance determined as of the end of each succeeding Plan Year, taking into account allocations of employers' contributions, forfeitures and income, losses and expenses of the Plan; such distributions shall be made to the Participant within ninety (90) days after the close of each successive Plan Year.

            Notwithstanding this Section 9.14, (1) if a Participant who has elected in-service distributions pursuant to this Section separates from service, whether by reason of attaining Normal Retirement Age, Total and Permanent Disability, death or otherwise, prior to receiving the entire value credited to his account or accounts, the then distributable value of such Participant's account or accounts shall be distributed in accordance with
Section 9.5 hereof; and (2) if a Participant who has elected in-service distributions pursuant to this Section has previously made or subsequently makes an election pursuant to Section 9.11 hereof, then for each Plan Year with respect to which both elections are effective, there shall be distributed to such Participant the greater of the amount required to be distributed to him under the Section 9.11 election and the amount required to be distributed to him under this Section 9.14 election.

            The amount of each distribution installment paid in accordance with the preceding schedule shall be calculated by multiplying the Participant's account balance, determined as of the end of the Plan Year immediately preceding the installment payment, by the appropriate installment fraction.

                                   ARTICLE 10

                                    VALUATION

Section 10.1 Valuation of Qualifying Employers' Securities.

            Shares of Qualifying Employers' Securities shall be purchased, sold and contributed to the Plan at fair market value. In the event such shares of stock are traded on a securities exchange, the fair market value for purposes of a purchase of stock shall be an amount no less than the bid price and no more than the mean between the bid and asked prices quoted over the counter or on any national exchange at the time of transaction on the date on which the purchase is made; for purposes of a sale of stock the fair market value shall be an amount no less than the mean between the bid and asked prices and no more than the asked price quoted over the counter or on any national exchange at the time of transaction on the date on which the sale is made; for purposes of a contribution of stock by the Employers (whether such contributed stock is newly issued or treasury stock) the fair market value shall be the mean between the bid and asked prices quoted over the counter or on any national exchange at the close on the date on which the contribution is made or at the close on the date of the last transaction involving Employers' securities.

            Where Qualifying Employers' Securities are purchased or sold by the Trustees in an unusual or significant block or quantity of shares, particularly with respect to a purchase or sale involving a private placement, the Trustees shall make a determination of fair market value in good faith and based on all relevant factors for determining the fair market value of securities. If relevant factors such as premiums, discounts or dilution are applicable, the Trustees may determine value themselves in good faith or may employ a suitable expert, who customarily makes independent appraisals of stock value and who is independent of any party to a transaction, to make a determination of value.

            In the event any share of Qualifying Employers' Securities is not traded on a securities exchange and there is no market for the same, the Trustees shall employ a suitable expert to determine the value of such stock for purposes of the transaction in question, which expert shall furnish to the Trustees an opinion of value as of the date of the transaction.

                                   ARTICLE 11

                      SPECIAL PROVISIONS RELATING TO LOANS

Section 11.1 The Trustees may incur a loan or loans on behalf of the Trust in a manner and under conditions which will cause the loan to be an "exempt loan" within the meaning of IRC Section 4975(d)(3) and regulations thereunder. Loans shall be used primarily for the benefit of Participants and their beneficiaries. The proceeds of each such loan shall be used, within a reasonable time after the loan is obtained, only to purchase Qualified Employers' Securities, to repay the loan or to repay any prior loan. Any such loan shall provide for a reasonable rate of interest, an ascertainable period of maturity and shall be without recourse against the Plan. Any such loan shall be secured solely by shares of Qualified Employers' Securities acquired with the proceeds of the loan and shares of such stock that were used as collateral on a prior loan which was repaid with the proceeds of the current loan. Such stock pledged as collateral shall be placed in a Suspense Account and released pursuant to Section 11.2 below as the loan is repaid. Qualified Employers, Securities released from the Suspense Account shall be allocated in the manner described in Section 6.3. No person entitled to payment under a loan made pursuant to this Article shall have recourse against (i) any Trust Fund assets other than the stock used as collateral for the loan, (ii) Employer contributions of cash that are available to meet obligations under the loan and earnings attributable to such collateral and (iii) the investment of such contributions. Participating Employer contributions made with respect to any Plan Year during which the loan remains unpaid, and earnings on such contributions, shall be deemed available to meet obligations under the loan, unless otherwise provided by the Employer at the time such contributions are made.

Section 11.2 An exempt loan shall provide for the release from encumbrance of Plan assets used as collateral for the loan. For each Plan Year during the duration of the loan, the number of securities released must equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years. The number of future years under the loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of securities, the number of securities of each class to be released for a Plan Year must be determined by applying the same fraction to each class.

Section 11.3 Payments of principal and interest on any loan under this Article shall be made by the Trustees at the direction of the Administrative Committee solely from: (i) Employer contributions available to meet obligations under the loan, (ii) earnings from the investment of such contributions, (iii) earnings attributable to stock pledged as collateral for the loan, (iv) other dividends on stock to the extent permitted by law, (v) the proceeds of a subsequent loan made to repay the loan, and (vi) the proceeds of the same of any stock pledged as collateral for the loan.

The contributions and earnings available to pay the loan must be accounted for separately by the Administrative Committee until the loan is repaid.

Section 11.4 Subject to the limitations in Section 5.4 on annual additions to a Participant's account, assets released from a Suspense Account by reason of payment made on a loan shall be allocated immediately upon such payment to the accounts of all Participants who then would be entitled to an allocation of contributions under Section 6.3 if such payment had been made on the last day of the Plan Year. The assets of the Plan attributable to Qualifying Employers' Securities acquired by the Plan in a sale to which IRC Section 1042 applies shall not accrue or be allocated for the benefit of persons specified in IRC
Section 409(n) during the nonallocation period as restricted by Section 5.4(j).

Section 11.5 For purposes of this ARTICLE 11, the term "Suspense Account" means the account used to reflect Qualified Employers' Securities acquired with loan proceeds.

Section 11.6 There shall be certain protections and rights provided to Participants with respect to Plan assets acquired with the proceeds of an exempt loan. These protections and rights are:

            (a) No security acquired with the proceeds of an exempt loan may be subject to a put, call or other option, or buy-sell or similar arrangement, while held by and when distributed from the Plan, whether or not the Plan is then an employee stock ownership plan, except that

                  (1) Qualifying Employers' Securities acquired with proceeds of an exempt loan may, but need not, be subject to a right of first refusal. Securities subject to such right must be stock or an equity security, or a debt security convertible into stock or an equity security. Also, the securities must not be publicly traded at the time the right may be exercised. The right of first refusal must be in favor of the Employers, the Plan, or both in any order of priority. The selling price and other terms under the right must not be less favorable to the seller than the greater of the value of the security determined under ARTICLE 10 of the Plan, or the purchase price and other terms offered by a buyer, other than the Employers or the Plan, making a good faith offer to purchase a security. The right of first refusal must lapse no later than fourteen
      (14) days after the security holder gives written notice to the holder of the right that an offer of a third party to purchase the security has been received.

                  (2) A Qualifying Employers' Security acquired with the proceeds of an exempt loan by the Plan shall be subject to a put option if the security is not publicly traded when distributed or if it is subject to a trading limitation when distributed. For purposes of this paragraph, "trading limitation" on a security is a restriction under any federal or state securities law, any regulation thereunder, or an agreement, not prohibited by Regulations Section 54.4975-7(b), affecting the security which would make the security not as freely tradable as one not subject to such restriction. The put option shall be exercisable only by a Participant, by the Participant's donees, or by a person (including an estate or its distributees) to whom the security passes by reason of a Participant's death. (Under this paragraph, "Participant" means a Participant and beneficiaries of the Participant under the Plan.) The put option shall permit a Participant to put the security to the Employers. Under no circumstances may the put option bind the Plan. However, it may grant the Plan an option to assume the rights and obligations of the Employers at the time the put option is exercised. If it is known at the time a loan is made that federal or state law would be violated by the Employers honoring such put option, the put option must permit the security to be put, in a manner consistent with such law, to a third party (e.g., an affiliate of the Employers or a shareholder other than the Plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

                        (A) A put option shall be exercisable at least during a
            15-month period which begins on the date the security subject to the put option is distributed by the Plan. In the case of the security that is publicly traded without restriction when distributed but ceases to be so traded within fifteen (15) months after distribution, the Employers shall notify each security holder in writing on or before the tenth day after the date the security ceases to be so traded that for the remainder of the 15-month period the security is subject to a put option. The number of days between such tenth day and the date on which notice is actually given, if later than the tenth day, shall be added to the duration of the put option. The notice shall inform distributees of the terms of the put option that they are to hold. Such terms shall satisfy the requirements of this Section 11.6.

                        (B) A put shall be exercised by the holder notifying the
            Employers in writing that the put option is being exercised. The period during which a put option is exercisable shall not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable federal or state law. The price at which a put option shall be exercisable is the value of the security, determined under
            ARTICLE 10 of the Plan. The provisions of payment under a put option shall be reasonable,. The deferral of payment is reasonable if adequate security and a reasonable interest rate are provided for any credit extended and if the cumulative payments at any time are no less than the aggregate of reasonable periodic payments as of such time. Periodic payments are reasonable if annual installments, beginning thirty (30) days after the date the put option is exercised, are substantially equal. Generally, the payment period may not end more than five (5) years after the date the put option is exercised. However, it may be extended to a date no later than the earlier of ten (10) years from the date the put option is exercised or the date the proceeds of the loan used by the Plan to acquire the security subject to the put option are entirely repaid. Payment under a put option may be restricted by the terms of a loan, including one used to acquire a security subject to a put option. Otherwise, payment under a put option shall not be restricted by the provisions of a loan or any other arrangement, including the terms of the Employers' articles of incorporation, unless so required by applicable state law.

Section 11.7 Gross income shall not include fifty (50) percent of the interest received by a bank, an insurance company, a corporation actively engaged in the business of lending money or a regulated investment company with respect to a securities acquisition loan. The term "securities acquisition loan" means -

            (a) Any loan to the Employers or to the Plan to the extent that the proceeds are used to acquire Qualifying Employers' Securities for the Plan, or

            (b) Any loan to the Employers to the extent that, within thirty (30) days, Qualifying Employers' Securities are transferred to the Plan in an amount equal to the proceeds of such loan and such securities are allocable to accounts of Plan Participants within one (1) year of the date of such loan.

            The term "securities acquisition loan" shall not include a loan with a term greater than fifteen (15) years. The term securities acquisition loan" shall also not include -

            (c) Any loan made between any of the Employers, or

            (d) Any loan made between the Plan and any person that is the Employer of any Employees who are covered by the Plan or a member of a controlled group of corporations which includes such Employer.

            Subparagraphs (c) and (d) shall not apply to any loan which, but for such subparagraphs, would be a securities acquisition loan if such loan was not originated by the Employer of any Employees who are covered by the Plan or by any member of the controlled group of corporations which includes such Employer, except that this Section shall not apply to any interest received on such loan during such time as such loan is held by such Employer (or any member of such controlled group).

            A loan to an Employer shall not fail to be treated as a securities acquisition loan merely because the proceeds of such loan are lent to the Plan if such loan includes-

            (e) Repayment terms which are substantially similar to the terms of the loan of such Employer from a qualified lender, or

            (f) Repayment terms providing for more rapid repayment of principal or interest on such loan, but only if allocations under the Plan attributable to such repayment do not discriminate in favor of highly compensated Employees.

            The term "securities acquisition loan" shall include any loan which is (or is part of a series of loans) used to refinance a loan described in this Section, and meets the requirements of this Section.

            A loan shall not be treated as a securities acquisition loan for purposes of this Section unless, immediately after the acquisition or transfer referred to in (a) or (b) of this Section, respectively, the Plan owns more than fifty (50) percent of each class of outstanding stock of the corporation issuing the Employer securities, or the total of all outstanding stock of the corporation.

            A loan shall not be treated as a securities acquisition loan for purposes of this Section unless the Plan meets the requirements of IRC Section 409(e)(2) with respect to all Qualifying Employers' Securities acquired by, or transferred to the Plan in connection with such loan (without regard to whether or not the Employer has a registration - type class of securities), and no stock described in IRC Section 409(1)(3) (referring to noncallable convertible preferred stock) is acquired by, or transferred to, the Plan in connection with such loan unless such stock has voting rights equivalent to the stock to which it may be converted, and the requirements of subparagraph (a) of this Section are met with respect to such voting rights.

            In the case of an original securities acquisition loan and any securities acquisition loan (or series of such loans) used to refinance the original securities acquisition loan, this Section shall apply only to interest during the excludable with respect to the original securities acquisition loan. For purposes of this Section, the term "excludable" means, with respect to any original securities acquisition loan, the 7-year period beginning on the date of such loan, or if the term of any original securities acquisition loan described in subparagraph (a) of this Section is greater than seven (7) years, the terms of such loan. This subparagraph shall not apply to a loan describe in subparagraph (f) of this Section. For purposes of this subparagraph, the term "original securities acquisition loan" means a securities acquisition loan described in subparagraph (a) or (b) of this Section.

                                   ARTICLE 12

                           CLAIMS PROCEDURE AND REVIEW

Section 12.1 Claims for Benefits

      It shall not be necessary for a Participant or Beneficiary who has become entitled to receive a benefit hereunder to file a claim for such benefit with any person as a condition precedent to receiving a distribution of such benefit. However, any Participant or Beneficiary who believes that he has become entitled to a benefit hereunder in excess of the benefit which he has received, or commenced receiving, may file a written claim for such benefit with the Administrative Committee at any time on or prior to the last day of the Plan Year next following the Plan Year in which he allegedly became entitled to receive a distribution of such benefit. Such written claim shall set forth the Participant's or Beneficiary's name and address and a statement of the facts and a reference to the pertinent provisions for the Plan upon which such claim is based. The Administrative Committee shall, within ninety (90) days after such written claim is filed, provide the claimant with written notice of its decision with respect to such claim. If such claim is denied in whole or in part, the Administrative Committee shall, in such written notice to the claimant, set forth in a manner calculated to be understood by the claimant the specific reason or reasons for denial; specific references to pertinent provisions of the Plan upon which the denial is based; a description of any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is necessary; and an explanation of the provisions for review of claims set forth.

Section 12.2 Review of Claims

      A Participant or Beneficiary who has filed a written claim for benefits with the Administrative Committee which has been denied may appeal such denial to the Administrative Committee and receive a full and fair review of his claim by filing with the Administrative Committee a written application for review at any time within sixty (60) days after receipt from the Administrative Committee of the written notice of denial of his claim hereinabove provided. A Participant or Beneficiary who submits a timely written application for review, shall be entitled to review any and all documents pertinent to his claim and may submit issues and comments to the Administrative Committee in writing. No later than sixty (60) days after receipt of a written application for review, the Administrative Committee shall give the claimant written notice of its decision on review, which written notice shall set forth in a manner calculated to be understood by the claimant specific reasons for its decision and specific references to the pertinent provisions of the Plan upon which the decision is based.

Section 12.3 Miscellaneous

      Any act permitted or required to be taken by a Participant or Beneficiary under this ARTICLE 12 may be taken for and on behalf of such Participant or Beneficiary by such Participant's or Beneficiary's duly authorized representative.

            Any claim, notice, application or other writing permitted or required to be filed with or given to a party under this ARTICLE 12 shall be deemed to have been filed or given when deposited in the U.S. mail, certified, postage prepaid, and properly addressed to the party to whom it is to be given or with whom it is to be filed. Any such claim, notice, application, or other writing deemed filed or given pursuant to the next foregoing sentence shall, in the absence of clear and convincing evidence to the contrary, be deemed to have been received on the fifth business day following the date upon which it was filed or given. Any such claim, notice, application or other writing directed to the Administrative Committee shall be deemed properly addressed if addressed as follows:

                Administrative Committee
                Sanderson Farms, Inc.
                225 North 13th Avenue
                Laurel, Mississippi 39440

Any such notice, application, or other writing directed to a Participant or Beneficiary shall be deemed properly addressed if directed to the address set forth in the written claim filed by such Participant or Beneficiary.

                                   ARTICLE 13

                             TRUST FUND AND TRUSTEES

            The Employers have heretofore entered into a Trust Agreement, and may amend or restate such Trust Agreement from time to time, with one or more individuals or with a corporate fiduciary or with a combination of both, under which such fiduciary or fiduciaries undertake to act as Trustees under this Plan for the administration of the Trust Fund consisting of contributions made by the Employers. Such Trust Agreement shall be in such form as the Employers shall determine and may include, but without limitation, provisions delineating the powers, duties, and liabilities of the Trustees, establishing the right of the Employers and the Administrative Committee to approve accounts of the Trustees on behalf of all persons interested in the Trust and establishing the right of the Administrative Committee to issue directions binding upon the Trustees as to the payment of benefits.

            Said Trust Agreement, or amended or restated Trust Agreement, when executed, shall be deemed to form a part of this Plan and all rights which may accrue to any person under this Plan shall be subject to the terms of such Trust Agreement, as amended or restated.

                                   ARTICLE 14

                            ADMINISTRATIVE COMMITTEE

Section 14.1 Appointment of Committee.

            The Boards of Directors of the Employers shall appoint the Administrative Committee consisting of officers or other employees of the Employers. The Administrative Committee shall be composed of no more than five
(5) members, as determined from time to time by the Boards of Directors. The Administrative Committee Members shall serve at the pleasure of the Employers, and vacancies in the Administrative Committee arising by reason of resignation, death, removal, or otherwise shall be filled by the Boards of Directors of the Employers. Any Administrative Committee Member may resign of his own accord by delivering his written resignation to the Employers.

Section 14.2 Powers of Administrative Committee.

            The Administrative Committee shall have the discretionary authority to determine all questions of eligibility for participation, vesting and benefit entitlement, in accordance with the terms and provisions hereof, and is authorized to make such rules and regulations as it may deem necessary to carry out the provisions of the Plan and to employ counsel, attorneys, accountants, and such other persons as it shall deem necessary or desirable in executing its duties under the Plan. The Administrative Committee shall have the discretionary authority to determine any question arising in the interpretation and application of the Plan, which determination shall be binding and conclusive on all persons. Employment shall be determined by the Administrative Committee from the records of the Employers. The Administrative Committee shall have the authority and power to direct the Trustees with respect to the voting of stock allocated to Participants' accounts in accordance with Participants' instructions or directions and the voting of unallocated stock in accordance with the discretion of the Administrative Committee. None of the discretionary authority vested in the Administrative Committee shall be exercised in a discriminatory manner.

Section 14.3 Organization and Operation of Administrative Committee.

            The Administrative Committee shall appoint a Chairman and a Secretary and such other officers as it shall deem advisable. The Administrative Committee shall act by a majority of the Administrative Committee Members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting. The Administrative Committee may by such majority action authorize any one or more of the Administrative Committee Members to execute any document or documents on behalf of the Administrative Committee.

Section 14.4 Expenses of Administrative Committee.

            Unless otherwise determined by the Employers, the Administrative Committee Members shall serve without compensation for services as such but all expenses of the Administrative Committee shall be paid by the Employers. Such expenses shall include any expenses incident to the functioning of the Administrative Committee, including, but not limited to, salaries of employees, accounting, consulting and legal fees, and other costs of administering the Plan.

Section 14.5 Indemnity.

            The Employers shall indemnify and hold harmless each Administrative Committee Member from any and all claims, losses, damages, expenses (including accounting, consulting and legal fees approved by the Administrative Committee), and liabilities (including any amounts paid in settlement with the Administrative Committee's approval) arising from any act or omission of such member, except when the same is determined to be due to the gross negligence or willful misconduct of such member.

                                   ARTICLE 15

                              DOMESTIC AFFILIATE(S)

Section 15.1 Joinder of Plan.

            Any domestic affiliate(s) of the Employers, with the consent of the Employers, may become a party to this Plan by written declaration of such election filed with the Trustees and appropriate qualification with federal administrative authorities. Contributions paid to the Trustees by or on behalf of each such domestic affiliate(s) joining the Plan and its employees shall become a part of the Trust Fund created and shall be subject to all the terms and conditions of this Plan and Trust Agreement.

                                   ARTICLE 16

                        MODIFICATIONS FOR TOP HEAVY PLANS

Section 16.1 Application of Article.

            Prior to the allocation of contributions pursuant to Section 6.3, the Administrative Committee shall determine whether the Plan constitutes a Top Heavy Plan during the preceding Plan Year. If a determination is made that this Plan constitutes a Top Heavy Plan, then the provisions of ARTICLE 16 shall be applicable notwithstanding any other provisions of this Plan to the contrary.

Section 16.2 Definitions.

            (a) Top Heavy Plans: This Plan shall constitute a Top Heavy Plan for a Plan Year if, as of the last day of the preceding Plan Year (or in the case of the Plan Year in which occurs the effective date of this Plan, the last day of such Plan Year) (i) the aggregate of the Participant Accounts of Key Employees exceeds sixty percent (60%) of the aggregate of the Participant accounts of all Employees under the Plan, or (ii) if the Plan is part of a Top Heavy Group.

            (b) Top Heavy Group: This Plan shall be deemed to be a part of a Top Heavy Group if the plans which make up the group of which this Plan is considered a part are such that, when aggregated, the sum of (i) the present value of the cumulative accrued benefits of Key Employees under all defined benefit plans in the group and (ii) the aggregate of the accounts of Key Employees under all defined contribution plans in the group, exceeds sixty percent (60%) of the sum of such amounts for all employees who participate in the plans of such group. The group of plans of which this Plan shall be considered a part includes: (i) all plans of the Employers in which a Key Employee participates; (ii) all plans which enable a plan in which a Key Employee participates to meet the qualification requirements of IRC Section 401(a)(4) or IRC Section 410; and, (iii) all plans which the Employers, in their discretion, decide to include, provided that the inclusion of such plan or plans would not prevent the group of plans from meeting the qualification requirements of IRC Section 401 (a) (4) and IRC Section 410.

            (c) Key Employee: The term "Key Employee" means any Employee who, at any time during the Plan Year in question or during any of the four (4) preceding Plan Years is (i) an officer of the Employers having an annual compensation which exceeds fifty percent (50%) of the amount in effect under
Section 415(b)(l)(A) for any such plan year (not to exceed the greater of three
(3) Employees or ten percent (10%) of the Employees), (ii) one (1) of the ten
(10) Employees having an annual compensation from the Employers of more than the limitation in effect under IRC Section 415(c)(l)(A) and owning (or considered as owning within the meaning of IRC Section 318) the largest interest in the Employers, (iii) a five percent (5%) (or greater) owner of the Employers, or
(iv) a one percent (1%) owner of the Employers having an annual compensation from the Employers of more than $150,000. For the purposes of applying the terms of the preceding sentence, the provisions of IRC Section 416(i) are incorporated herein by reference.

Section 16.3 Amounts Included for Computation Purposes.

            For the purposes of this Section 16.3, in determining the present value of the cumulative accrued benefit for any Employee or the amount of the account of any Employee, there shall be included therein the aggregate of all distributions made with respect to such Employee within a five (5) year period ending on the date such determination is made. The preceding sentence shall also apply to distributions under a terminated plan which if it had not been terminated would have been required to be included in an aggregation group described in Section 16.2(b) of this Plan. If an individual has not received any compensation from any employer maintaining the Plan (other than benefits under the Plan) at any time during the five (5) year period ending on the determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account. Furthermore, the accrued benefits and account balances of any Employee who is not a Key Employee for the Plan Year in question, but was a Key Employee in any previous Plan Year, shall not be taken into consideration in making any of the computations required in this Section 16.3.

Section 16.4 Accelerated Vesting.

            For any Plan Year in which this Plan is deemed to be a Top Heavy Plan, the vesting schedule contained in Section 8.1 shall be modified as follows:

COMPLETED YEARS OF SERVICE              VESTED PERCENTAGE
             1                                   0%
             2                                  20%
             3                                  40%
             4                                  60%
             5                                  80%
             6                                 100%

If this Plan is not deemed to be a Top Heavy Plan after previously being so categorized, then the vesting schedule contained in Section 8.1 shall again be effective except that the vested percentage attained by Participants shall not be reduced thereby and Participants with five (5) or more Years of Service for vesting shall have the right to select the vesting schedule under which their vested accrued benefit will be determined.

Section 16.5 Minimum Contributions.

            For any Plan Year in which this Plan is determined to be a Top Heavy Plan, a minimum Employer contribution shall be made, pursuant to this Plan or another defined contribution plan maintained by the Employers, to the account of each non-Key Employee with a Year of Service for accrual of benefits.

            For the purposes of the first sentence of this Section 16.5, the minimum Employer contribution provided to each non-Key Employee with a Year of Service for accrual of benefits shall be equal to three percent (3%) of such non-Key Employee's Compensation. If, however, the Employer contribution, under this and any other defined contribution plan required to be included in the Top Heavy Group and maintained by the Employers, for any Key Employee for such Plan Year is less than three percent (3%) of such Key Employee's total Compensation not in excess of $200,000 or $150,000, whichever is applicable, then the Employer contribution for each Participant with a Year of Service for accrual of benefits shall equal the amount which results from multiplying such Participant's Compensation times the highest contribution rate of any Key Employee covered by the Plan. In calculating any Key Employee's contribution rate for the purposes of the preceding sentence, such Key Employee's Compensation shall exclude amounts in excess of $200,000 or $150,000, whichever is applicable. For the purposes of this Section 16.5, "$200,000" or "$150,000", whichever is applicable shall be adjusted in accordance with the cost of living adjustment procedure of IRC Section 415(d).

                                   ARTICLE 17

             AMENDMENT; MERGER, CONSOLIDATION OR TRANSFER OF ASSETS;
                          TERMINATION OR DISCONTINUANCE

Section 17.1 Amendment.

            The Employers shall have the right at any time, and from time to time, to amend, in whole or in part, any or all of the provisions of this Plan. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their beneficiaries or estates; no such amendment shall cause any reduction in the amounts or allocations theretofore credited to any Participant, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employers; and no such amendment which affects the rights, duties or responsibilities of the Trustees may be made without the Trustees' written consent. Any such amendment shall become effective upon delivery of a written instrument, executed by order of the Boards of Directors, to the Trustees and the endorsement of the Trustees of their receipt or of their written consent thereto, if such consent is required.

            If any amendment changes the vesting schedule, then each Participant having not less than three (3) Years of Service with the Employers may elect, within a reasonable period after the adoption of such amendment, to have their nonforfeitable percentage computed under the Plan without regard to such amendment.

Section 17.2 Merger, Consolidation, or Transfer of Assets.

            In the case of any merger or consolidation with or transfer of assets or liabilities to, any other plan, each Participant in the Plan would or shall (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had been terminated).

Section 17.3 Termination; Discontinuance of Contributions.

            It is the bona fide intention of the Employers to continue their contributions to the Trust from year to year as provided herein in substantial amounts. However, if the Boards of Directors should determine that business conditions make it inadvisable for the Employers to continue making contributions as provided herein, then the Boards of Directors shall have the power permanently to terminate such contributions by appropriate resolutions, or terminate for any Fiscal Year. A certified copy of such resolutions shall be delivered to the Administrative Committee and to each of the Trustees.

            As previously provided in Section 8.4, the full value of each Participant's share of the Trust Fund shall immediately vest in him in the event that the Employers' agreement to make contributions to the Trust shall be permanently terminated, whether by amendment to this Plan and the Trust Agreement, or by bankruptcy, liquidation, or transfer, sale or discontinuance of the business of the Employers, or by merger, consolidation, or reorganization of the Employers without the adoption of this Plan and the Trust Agreement within one hundred eighty (180) days thereafter by such successor corporation or by such merged, consolidated, or reorganized corporation. Upon permanent termination, the Trust shall nevertheless continue, and the Trustees are authorized to continue to hold and administer the vested assets thereof for the benefit of the Participants whose interests have vested, in the same manner and with the same powers, rights, and privileges as hereinabove provided. The Trustees may distribute to the Participants or their beneficiaries their remaining aforesaid vested shares of Qualifying Employers' Securities immediately, if the Participants or their beneficiaries so request, or make distributions at some future dates pursuant to the provisions of ARTICLE 9 of this instrument, provided that the method or methods of distribution adopted do not discriminate in favor of employees who are officers, shareholders, supervisors, or Highly Compensated Employees.

            Until the final distribution of the Trust Fund, the Trustees shall continue to have all the powers provided under this Plan and the Trust Agreement as are necessary and expedient for the orderly administration, liquidation and distribution of the Trust Fund.

Section 17.4 Duration of Trust.

            Regardless of whether the Employers continue to make contributions to the Trust or not, the Trust shall remain in existence until all of its principal and income shall have been distributed in Qualifying Employers' Securities pursuant to the provisions of ARTICLE 9 of this Plan. Upon completion of such distribution in such securities, the Trust shall finally and completely terminate.

            If at any time, however, a majority of each of the Boards of Directors and a majority of the Trustees determine that the Trust should be terminated, then, upon giving sixty (60) days notice in writing to the Participants and the Administrative Committee, the Trust shall be terminated as of the end of its succeeding Fiscal Year; thereupon, the Trustees shall make final distribution to all of the then Participants of all of the assets and property in their hands as such Trustees.

                                   ARTICLE 18

                                  MISCELLANEOUS

Section 18.1 Nonalienation of Benefits.

            Except with respect to federal income tax withholding, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

            The preceding paragraph shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in IRC Section 414(p) and Section
18.2 of the Plan.

Section 18.2 Domestic Relations Orders.

            The Administrative Committee shall adhere to the terms of any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant and is made pursuant to a state domestic relations law (including a community property law) and which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant.

            Any such domestic relations order must clearly specify the name and last mailing address of the Participant and the name and mailing address of each alternate payee covered by the order, the amount or percentage of the Participant's benefit to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined, the number of payments or period to which such order applies, and each plan to which such order applies.

            Any such domestic relations order shall not require the Plan to provide any type or form of benefit, or any option not otherwise provided under the Plan, to provide increased benefits (determined on the basis of actuarial value) or the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order. Notwithstanding the foregoing sentence, a domestic relations order may require the payment of benefits to an alternate payee before the Participant has separated from service on or after the date on which the Participant attains or would have attained the Earliest Retirement Age under the Plan as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued and not taking into account the present value of any Employer subsidy for early retirement) and in any form in which such benefits may be paid under the Plan to the Participant (other than the form of a joint and survivor annuity with respect to the alternate payee and his subsequent spouse). The interest rate assumption used in determining the present value shall be five percent (5%). For these purposes, the "Earliest Retirement Age" under the Plan means the earlier of: (a) the date on which the Participant is entitled to a distribution under the Plan, or (b) the later of the date the Participant attains age fifty (50), or the earliest date on which the Participant would begin receiving benefits under the Plan if the Participant separated from service.

            To the extent provided in the qualified domestic relations order, the former spouse of a Participant shall be treated as a surviving spouse of such Participant for purposes of IRC Sections 401(a)(ll) and 417 (and any spouse of the Participant shall not be treated as a spouse of the Participant for such purposes) and if married for at least one (1) year, the surviving former spouse shall be treated as meeting the requirements of IRC Section 417(d).

            The Administrative Committee shall promptly notify the Participant and each alternate payee of the receipt of a domestic relations order by the Plan and the Plan's procedures for determining the qualified status of a domestic relations order, the Administrative Committee shall determine whether such order is a qualified domestic relations order and shall notify the Participant and each alternate payee of such determination. If the Participant or any affected alternate payee disagrees with the determinations of the , then the disagreeing party shall be treated as a claimant and the claims procedure of the Plan shall be followed. The Administrative Committee may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan.

            During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined (by the , by a court of competent jurisdiction or otherwise), the Administrative Committee shall separately account for the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If, within the eighteen (18) month period beginning on the date on which the first payment would be required to be made under the domestic relations order, the order (or modification thereof) is determined to be a qualified domestic relations order, the Administrative Committee shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto. If within such eighteen (18) month period it is determined that the order is not a qualified domestic relations order or the issue as to whether such order is a qualified domestic relations order is not resolved, then the Administrative Committee shall pay the segregated amounts, including any interest thereon, to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a qualified domestic relations order which is made after the close of the eighteen (18) month period shall be applied prospectively only.

Section 18.3 Authorization to Withhold Taxes.

            The Trustee is authorized in accordance with applicable law to withhold from distribution to any payee such sums as may be necessary to cover federal and state taxes which may be due with respect to such distributions.

Section 18.4 Delegation of Authority by Employers.

            Whenever the Employers under the terms of this Plan are permitted or required to do or perform any action or matter or thing, it shall be done and performed by any of their officers thereunto duly authorized by their Boards of Directors.

Section 18.5 Number and Gender.

            Whenever any words are used herein in the singular number or masculine gender, they shall be construed as though they were also used in the plural number or feminine gender in all cases where they would so apply.

Section 18.6 Legal Actions.

            Except as may be specifically provided for by law, in any action or proceeding involving this Plan and the Trust, or any property constituting part or all thereof, or the administration thereof, the Employers and the Trustees shall be the only necessary parties and no Employees or former Employees of the Employers or their beneficiaries or any other person having or claiming to have an interest in the Trust or under this Plan shall be entitled to any notice of process. Service of process for any actions relating to the Plan and Trust may be made on the Employers.

            Except as may be specifically provided for by law, any final judgment which is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto and all persons having or claiming to have any interest under this Plan or in the Trust.

Section 18.7 Delays in Distribution.

            Notwithstanding any other provisions of this Plan and the Trust Agreement, the Trustees may delay distribution to a Participant, his beneficiary or beneficiaries of shares of Qualifying Employers' Securities pursuant to this Plan until one of the following conditions shall have been satisfied:

            (a) The shares with respect to which distribution of an account is to be made are at the time of distribution effectively registered under the Securities Act of 1933 as now in force or hereafter amended.

            (b) A no-action letter in respect of the distribution of such shares shall have been obtained by the Employers from the Securities Exchange Commission; or

            (c) Counsel for the Employers shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under the Securities Act of 1993 as now in force or hereafter amended, and are nonrestricted upon transfer.

Section 18.8 Plan Document Location.

            Official copies of this Plan and the Trust Agreement shall be available for inspection by Participants, their beneficiaries and other persons with a legal or equitable interest under the Plan or in the Trust, at the principal offices of the Employers located at 255 North 13th Avenue, Laurel, Mississippi 39440,

Section 18.9 Plan Terms Control.

            In any instances where the provisions or terms of this Plan are inconsistent with or conflict with the terms of the Trust Agreement, the provisions or terms of this Plan shall govern or control the matter to be interpreted or resolved.

Section 18.10 Severability.

            Each provision of this Plan may be served. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.

Section 18.11 Governing Law.

            The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Mississippi and, to the extent applicable, by the laws and regulations of the United States.

Section 18.12 Multiple Execution.

            This Plan may be executed in any number of counterparts, each of which shall be an original and no other counterpart need be produced.

                                   ARTICLE 19

                      CONCERNING QUALIFIED MILITARY SERVICE

            Notwithstanding the provisions of this Plan to the contrary, effective December 12, 1994, contributions, benefits and service with respect to qualified military service shall be provided in accordance with IRC Section 414(u).

            IN WITNESS WHEREOF, the Employer has caused this Agreement to be executed on the 22nd day of October, 2002.

                                             SANDERSON FARMS, INC.

                                         By: /s/ ?????
                                             ----------------------
                                         Its: Treasurer & CFO

ATTEST

By: /s/ ?????
    ----------------------

Its: Corporate Controller